UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2012

Date of reporting period:	May 1, 2011 — October 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PAPAX

Putnam Asia Pacific Equity Fund

Semiannual report 10|31|11

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Asia Pacific
Equity Fund

Semiannual report
10 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	20

Shareholder meeting results	38

Message from the Trustees

Dear Fellow Shareholder:

As we move toward the end of 2011, we have seen markets experience heightened levels of volatility because of global economic uncertainty. Following a solid October rebound, U.S. markets are holding on to modest gains.

Volatility will likely remain a dominant characteristic of the markets as the U.S. economy continues to battle high unemployment and a weak housing market, and Europe seeks a lasting resolution to its debt woes. While volatility is unsettling, long-term investors should understand that it has also created opportunities for active managers. Putnam’s team of investment professionals is working to identify attractive investments while also guarding against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Targeting stocks of growing companies in dynamic markets

The opportunities for growth in Asian markets are substantial. In 2010, the United States’s GDP grew at a rate of 2.7%; meanwhile, Singapore, Taiwan, Thailand, the Philippines, China, and India all saw their economies expand at a rate of 7%–10%, or more. Putnam Asia Pacific Equity Fund seeks to harness the growth potential of Asian and Pacific Basin companies, which are among the fastest growing in the world today. In fact, Asia-Pacific companies, as measured by the MSCI All Country Asia Pacific Index, have outperformed the U.S. companies in the S&P 500 Index in 9 of the past 10 calendar years.

To capitalize on these opportunities, the fund’s manager seeks a mix of high-growth companies from emerging markets and more established companies from developed nations. This flexible approach allows the fund to invest in companies of all sizes from a range of industries, from established and familiar brands to up-and-coming companies in rapidly growing emerging economies.

Because many Asia-Pacific companies are not covered by Wall Street analysts, having access to timely, accurate information is crucial. Putnam has been investing in international securities for more than 30 years, and has been managing emerging-market portfolios for more than 10 years. The fund’s manager is supported by a team of research analysts and specialists in Putnam’s global asset allocation, emerging-market debt, and currency investment areas.

Source: CIA World Factbook, 2011.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value.

Strong historical results

The MSCI All Country Asia ex Japan Index (ND), a measure of stock market performance in Asia and the Pacific Basin, excluding Japan, has outperformed U.S. stocks in 9 of the past 10 years, in some cases by sizable margins.

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10-11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Putnam Management has recently undertaken a review of the fund’s benchmark. The MSCI All Country Asia ex Japan Index (ND) replaces the MSCI All Country Asia Pacific Index (ND) as the primary benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund.

4

Interview with your fund’s portfolio manager

Daniel J. Graña, CFA

What drove Putnam Asia Pacific Equity Fund’s results for the semiannual period?

In what was a challenging period for markets across the Asia-Pacific region and around the globe, the fund underperformed its benchmark and Lipper peer group average. The slowdown in the United States and other economies, and renewed fears over European sovereign debt, weighed heavily on most equity markets across Asia and contributed to the portfolio’s underperformance. Additionally, investor concern regarding China’s economic growth and the threat of sustained high inflation led to underperformance among our Chinese holdings.

At the start of 2011, markets were concerned that inflation in China might become elevated and grow worse throughout the year. We believed that view was incorrect, and we expected inflation would peak by mid summer. Recent macro indicators have pointed to a peak in inflation during July, which would prove supportive for Asia-Pacific markets, as many regions are tied to China’s economy.

Investors became convinced that China would experience a hard landing — that is, China’s economy would shift from rapid to slow growth as a result of the central bank’s effort to slow inflation. Contrary to this concern, we believe a soft landing is the most probable outcome for China, particularly as we see central banks in the region on the verge of loosening policies to support growth.

Many Asian stocks also underperformed due to broad market concerns over slower developed-market growth, the possibility of a renewed U.S. recession, and European sovereign woes — not necessarily due to company-specific issues. In this market environment, cash and hyper-defensive stocks have performed better, which hurt our more cyclically tilted portfolio.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

5

The fund changed benchmarks on July 1, 2011. What was the reason for this change?

The fund changed its investment policy to gain greater exposure to developing Asia-Pacific markets, which have significantly outperformed the Asia-Pacific “with Japan” market since the fund’s inception. This change is unrelated to, and predates the tragic natural and nuclear disasters that affected Japan beginning in March 2011. I believe the repositioning of the fund will allow shareholders to benefit from the higher return potential that these developing Asia-Pacific markets may continue to offer.

How did other Asian stock markets perform during the period?

The China inflation story and the European debt crisis story had a similar impact on markets across the region, and markets suffered as a result during the period. “Black swan” events [events of major impact that are difficult to predict] , by their very nature, are supposed to take place once in a lifetime. This summer, markets experienced the second Black swan in three years, which is rare and hard to predict. The other such event occurred during the financial crisis of 2008. Fortunately, in October the market regained approximately two thirds of what was lost in the August–September time frame. The run-up in October was due, in part, to the overreaction we experienced in August and September.

Which holdings helped performance?

Samsung Electronics, an overweight position, was the top contributor for the period. The Korea-based company has a competitive advantage in many different industries, including mobile devices, memory technology, and household appliances, including televisions. As the market for smartphones broadens, we believe that Samsung offers a superior lineup of low- and medium-priced smartphones compared with its peers and will be one of the dominant players in that space. The value of Samsung shares appreciated when investors realized that it has significant competitive advantages as the cell phone industry goes through these transitions.

Country/territory allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6

China Sanshui Cement Group, another overweight position, involves both cyclical and secular elements. The cyclical aspect is dependent on a soft-landing scenario in China. Cement is an essential resource for China to build out its infrastructure. Despite the downturn in Chinese cement companies over the summer, China Sanshui has emerged as gaining market share. As the Chinese government cracks down on its more heavily polluting industries, smaller industry players are being phased out. As this consolidation occurs, China Sanshui stands to benefit, and we believe it will experience pricing power as a result.

The portfolio’s performance was also helped by being underweight HTC, a Taiwan-based maker of smartphones. HTC shares suffered over the period as Apple won a U.S. International Trade Commission ruling in a patent-infringement case targeting HTC’s Android-based phone. HTC was found to have infringed on two of ten Apple patents originally asserted in the case.

Which stocks detracted from results?

China WindPower, an out-of-benchmark position, held back returns. Fears of overcapacity in windpower generation and grid-connection issues more broadly caused the stock to underperform.

We do not share the market’s concerns, as company management has been careful to plan new capacity to avoid these problems. Additionally, concerns over access to, and cost of, debt financing for the company’s significant pipeline of projects have also been raised. However, the company has secured long-term funding from multinational organizations, such as the International Finance Corporation and the Asian Development Bank, supporting the firm. We maintain our position in the stock.

AsiaInfo-Linkage detracted from performance, as investor perception of risk to holding shares

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/11. Short-term holdings are excluded. Holdings will vary over time.

7

of U.S.-listed China-based companies increased after Longtop came under allegations of fraud during the period. Chinese telecommunications IT spending is low by global standards, and the current market under-appreciates the growth of the industry. AsiaInfo is a beneficiary of this under-appreciation. Moreover, insights from regional Chinese telecommunications companies highlight potential international opportunities in Southeast Asia, which would also benefit the company.

China National Materials, an overweight position, also detracted from results. The company is a cement and cement equipment manufacturer based primarily in western China. The stock’s performance was hurt by the downturn in Chinese cement companies.

What is your investment process, and how do you uncover opportunities for the fund?

We employ both top-down and bottom-up fundamental analysis in selecting stocks for the portfolio. We examine country factors, such as economic policy, political changes, corporate governance, regulatory environments, and position in the economic cycle. We then combine this analysis with a bottom-up stock view.

We try to deliver consistent outperformance by blending multiple sources of alpha, or outperformance versus the benchmark on a risk-adjusted basis. Our belief is that we can add value to the portfolio by combining insightful fundamental research and macroeconomic perspective. This combination allows us to better evaluate the attractiveness of individual company business models within the context of local and global market influences. We believe our balanced approach will result in the most efficient use of our risk budget while generating more consistent returns over the long term.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8

What is your outlook for Asia-Pacific markets and the fund?

The long-term story for the Asia-Pacific region remains intact, and we believe the region will continue to grow faster than developed markets. As market penetration for a variety of industries — from automobiles and mobile phones to mortgages — is relatively low across Asia-Pacific markets, we believe that there is a long runway for these markets to fulfill their potential as their populations gain in wealth and enjoy much improved access to credit. Overall, companies across the region have recently been faster growing and more profitable than their developed-market peers, which bodes well, in our opinion, for long-term investment opportunities.

Given the European debt problems and the United States’s economic challenges, however, we continue to monitor the financial health of the U.S. and European economies, both of which are important sources of demand for Asia. While we view growth in Asia as increasingly self-sustaining, global demand remains an important source of growth in the region. I remain confident that our commitment to research-driven, bottom-up stock selection and top-down macroeconomic analysis will continue to serve our investors well.

Thank you, Daniel, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel J. Graña has an M.B.A. from Kellogg School of Management at Northwestern University and two B.S. degrees from the Massachusetts Institute of Technology. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1993.

IN THE NEWS

The U.S. unemployment picture, dim for many months, showed a glimmer of hope in October. The Labor Department reported that the private sector added 104,000 jobs, which was offset by the reduction of 24,000 government positions for a net increase of 80,000 jobs. The nation’s unemployment rate fell to 9%, the lowest since April. The U.S. economy has regained 2.3 million of the nearly 8.8 million jobs lost during the Great Recession. Employment gains in the private sector were achieved across a number of industries, including health care, manufacturing, mining, and professional services.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	12.39%	5.93%	10.30%	7.30%	10.37%	10.37%	11.03%	7.17%	11.70%	13.08%
Annual average	5.02	2.45	4.20	3.00	4.22	4.22	4.49	2.95	4.75	5.29

1 year	–13.30	–18.29	–14.00	–18.11	–13.93	–14.75	–13.72	–16.75	–13.52	–13.07

6 months	–21.15	–25.67	–21.46	–25.38	–21.43	–22.21	–21.37	–24.13	–21.28	–21.04

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

10

Comparative index returns For periods ended 10/31/11

			Lipper Pacific Region
	MSCI All Country Asia	MSCI All Country	ex Japan Funds
	ex Japan Index (ND)	Asia Pacific Index (ND)	category average*

Life of fund	32.57%	22.68%	31.86%
Annual average	12.55	8.95	12.00

1 year	–6.76	–3.41	–7.99

6 months	–14.59	–11.33	–15.92

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Putnam Management has recently undertaken a review of the fund’s benchmark. The MSCI All Country Asia ex Japan Index (ND) replaces the MSCI All Country Asia Pacific Index (ND) as the primary benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund.

* Over the 6-month, 1-year, and life-of-fund periods ended 10/31/11, there were 91, 80, and 56 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/11

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/11	$13.00	$13.79	$12.91	$12.88	$12.96	$13.43	$12.97	$13.02

10/31/11	10.25	10.88	10.14	10.12	10.19	10.56	10.21	10.28

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	–4.17%	–9.68%	–5.91%	–8.50%	–5.88%	–5.88%	–5.32%	–8.61%	–4.71%	–3.64%
Annual average	–1.84	–4.33	–2.62	–3.79	–2.60	–2.60	–2.35	–3.84	–2.08	–1.60

1 year	–23.43	–27.81	–24.06	–27.68	–24.02	–24.74	–23.84	–26.48	–23.65	–23.29

6 months	–30.14	–34.14	–30.47	–33.94	–30.46	–31.15	–30.37	–32.79	–30.26	–30.09

11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 4/30/11*	1.72%	2.47%	2.47%	2.22%	1.97%	1.47%

Total annual operating expenses for the fiscal year
ended 4/30/11	3.53%	4.28%	4.28%	4.03%	3.78%	3.28%

Annualized expense ratio for the six-month period
ended 10/31/11†	1.64%	2.39%	2.39%	2.14%	1.89%	1.39%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/12.

† Includes a decrease of 0.07% from annualizing the performance fee adjustment for the six months ended 10/31/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2011, to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.37	$10.73	$10.73	$9.61	$8.49	$6.25

Ending value (after expenses)	$788.50	$785.40	$785.70	$786.30	$787.20	$789.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2011, use the following calculation method. To find the value of your investment on May 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.31	$12.09	$12.09	$10.84	$9.58	$7.05

Ending value (after expenses)	$1,016.89	$1,013.12	$1,013.12	$1,014.38	$1,015.63	$1,018.15

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U. S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI AC (All Country) Asia ex Japan Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.

MSCI AC (All Country) Asia Pacific Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2011, Putnam employees had approximately $325,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds,

16

including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s new management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management

17

fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 3rd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 4th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time. The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of

18

the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the 2nd quartile of its Lipper Inc. peer group (Lipper Pacific Region Funds) for the one-year period ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over this one-year period, there were 46 funds in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

19

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20

The fund’s portfolio 10/31/11 (Unaudited)

COMMON STOCKS (96.0%)*	Shares	Value

Airlines (1.0%)
Cebu Air, Inc. (Philippines)	41,950	$74,646

		74,646
Auto components (3.3%)
Apollo Tyres, Ltd. (India)	52,948	62,183

Hankook Tire Co., Ltd. (South Korea)	1,830	73,349

Hyundai Mobis (South Korea)	408	117,723

		253,255
Automobiles (1.5%)
Kia Motors Corp. (South Korea)	1,786	115,424

		115,424
Capital markets (0.8%)
Yuanta Financial Holding Co., Ltd. (Taiwan)	110,264	62,907

		62,907
Chemicals (1.5%)
Formosa Chemicals & Fibre Corp. (Taiwan)	22,000	63,185

OCI Co., Ltd. (South Korea)	267	54,881

		118,066
Commercial banks (24.6%)
Agricultural Bank of China, Ltd. (China)	325,000	143,178

China Construction Bank Corp. (China)	577,000	419,411

China Merchants Bank Co., Ltd. (China)	24,500	48,313

DBS Group Holdings, Ltd. (Singapore)	21,000	204,863

Industrial and Commercial Bank of China, Ltd. (China)	602,000	369,609

Industrial Bank of Korea (IBK) (South Korea)	11,340	147,923

Kasikornbank PCL NVDR (Thailand)	24,200	96,229

KB Financial Group, Inc. (South Korea)	4,409	172,349

PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	96,000	71,716

Shinhan Financial Group Co., Ltd. (South Korea)	2,598	101,896

United Overseas Bank, Ltd. (Singapore)	7,000	94,868

		1,870,355
Commercial services and supplies (0.7%)
KEPCO Plant Service & Engineering Co., Ltd. (South Korea)	2,010	55,256

		55,256
Communications equipment (1.3%)
HTC Corp. (Taiwan)	2,000	44,473

Wistron NeWeb Corp. (Taiwan)	22,049	51,467

		95,940
Computers and peripherals (0.7%)
Lenovo Group, Ltd. (China)	84,000	56,505

		56,505
Construction and engineering (2.1%)
Daelim Industrial Co., Ltd. (South Korea)	1,067	92,553

KEPCO Engineering & Construction Co., Inc. (South Korea)	1,208	69,847

		162,400
Construction materials (5.3%)
Asia Cement Corp. (Taiwan)	51,000	61,401

BBMG Corp. (China)	89,500	76,052

China National Building Material Co., Ltd. (China)	82,000	105,107

China Shanshui Cement Group, Ltd. (China)	88,000	65,654

Siam Cement PCL NVDR (Thailand)	9,500	95,958

		404,172

21

COMMON STOCKS (96.0%)* cont.	Shares	Value

Diversified financial services (—%)
BGP Holdings PLC (Malta) F	132,965	$185

		185
Electrical equipment (0.8%)
Harbin Power Equipment Co., Ltd. (China)	64,000	64,467

		64,467
Electronic equipment, instruments, and components (5.1%)
Hollysys Automation Technologies, Ltd. (China) †	9,086	79,048

Hon Hai Precision Industry Co., Ltd. (Taiwan)	57,600	158,530

Tripod Technology Corp. (Taiwan)	25,530	66,843

Unimicron Technology Corp. (Taiwan)	65,000	83,727

		388,148
Food products (1.2%)
Zhongpin, Inc. (China) †	10,016	92,448

		92,448
Hotels, restaurants, and leisure (4.2%)
Genting Bhd (Malaysia)	39,400	137,308

Home Inns & Hotels Management, Inc. ADR (China) †	3,241	110,713

SJM Holdings, Ltd. (Hong Kong)	41,000	69,340

		317,361
Household durables (1.1%)
Skyworth Digital Holdings, Ltd. (China)	166,000	85,486

		85,486
Independent power producers and energy traders (1.0%)
China Power New Energy Development Co., Ltd. (China) †	296,000	12,371

China WindPower Group, Ltd. (China) †	1,400,000	63,532

		75,903
Industrial conglomerates (1.5%)
Keppel Corp., Ltd. (Singapore)	15,400	115,077

		115,077
Internet software and services (2.3%)
SouFun Holdings, Ltd. ADR (China)	2,651	33,827

Tencent Holdings, Ltd. (China)	6,100	139,720

		173,547
Machinery (4.8%)
BHI Co., Ltd. (South Korea)	4,189	56,300

China National Materials Co., Ltd. (China)	185,000	91,016

Lonking Holdings, Ltd. (China)	155,000	59,704

Samsung Heavy Industries Co., Ltd. (South Korea)	2,430	74,745

SembCorp Marine, Ltd. (Singapore)	26,000	85,997

		367,762
Media (1.3%)
Television Broadcasts, Ltd. (Hong Kong)	17,000	97,647

		97,647
Metals and mining (2.6%)
Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	2,200	88,572

Sterlite Industries (India), Ltd. (India)	18,483	47,453

Sterlite Industries (India), Ltd. ADR (India)	5,800	59,856

		195,881
Multiline retail (1.8%)
Hyundai Department Store Co., Ltd. (South Korea)	478	68,394

PCD Stores Group, Ltd. (China)	446,000	66,657

		135,051

22

COMMON STOCKS (96.0%)* cont.	Shares	Value

Oil, gas, and consumable fuels (3.7%)
CNOOC, Ltd. (China)	111,000	$209,799

Straits Asia Resources, Ltd. (Singapore)	37,000	69,245

		279,044
Real estate management and development (7.3%)
Asian Property Development PCL (Thailand)	276,600	40,478

C C Land Holdings, Ltd. (China)	279,000	65,288

Cheung Kong Holdings, Ltd. (Hong Kong)	6,000	74,501

China Overseas Land & Investment, Ltd. (China)	28,000	50,703

Guangzhou R&F Properties Co., Ltd. (China)	90,400	86,905

Henderson Land Development Co., Ltd. (Hong Kong)	21,000	113,571

Midland Holdings, Ltd. (Hong Kong)	80,000	38,858

New World Development Co., Ltd. (Hong Kong)	67,000	70,573

New World Development Co., Ltd. (Rights) (Hong Kong)	33,500	11,428

		552,305
Semiconductors and semiconductor equipment (8.9%)
Samsung Electronics Co., Ltd. (South Korea)	671	582,047

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	38,000	92,675

		674,722
Software (2.4%)
AsiaInfo-Linkage, Inc. (China) †	9,311	93,296

Perfect World Co., Ltd. ADR (China) †	6,689	87,024

		180,320
Thrifts and mortgage finance (1.5%)
LIC Housing Finance, Ltd. (India)	24,640	117,529

		117,529
Trading companies and distributors (0.8%)
Noble Group, Ltd. (Hong Kong)	47,000	57,227

		57,227
Wireless telecommunication services (0.9%)
Bharti Airtel, Ltd. (India)	8,785	70,347

		70,347

Total common stocks (cost $8,637,770)		$7,309,383

SHORT-TERM INVESTMENTS (2.8%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.05% [e]	212,185	$212,185

Total short-term investments (cost $212,185)		$212,185

TOTAL INVESTMENTS

Total investments (cost $8,849,955)		$7,521,568

Key to holding’s abbreviations
ADR	American Depository Receipts
NVDR	Non-voting Depository Receipt

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2011 through October 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $7,612,225.

† Non-income-producing security.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

23

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	36.9%	Thailand	3.1%

South Korea	23.7	United States	2.8

Taiwan	9.1	Indonesia	2.1

Singapore	7.6	Malaysia	1.8

Hong Kong	7.1	Philippines	1.0

India	4.8	Total	100.0%

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$110,713	$893,511	$—

Consumer staples	92,448	—	—

Energy	—	279,044	—

Financials	—	2,591,668	11,613

Industrials	—	896,835	—

Information technology	293,195	1,275,987	—

Materials	148,428	569,691	—

Telecommunication services	—	70,347	—

Utilities	—	75,903	—

Total common stocks	644,784	6,652,986	11,613

Short-term investments	212,185	—	—

Totals by level	$856,969	$6,652,986	$11,613

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

24

Statement of assets and liabilities 10/31/11 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $8,637,770)	$7,309,383
Affiliated issuers (identified cost $212,185) (Notes 1 and 6)	212,185

Foreign currency (cost $12,407) (Note 1)	12,619

Dividends, interest and other receivables	2,815

Foreign tax reclaim	371

Receivable for shares of the fund sold	18,170

Receivable for investments sold	82,557

Receivable from Manager (Note 2)	21,611

Total assets	7,659,711

LIABILITIES

Payable for investor servicing fees (Note 2)	1,379

Payable for custodian fees	11,380

Payable for Trustee compensation and expenses (Note 2)	276

Payable for administrative services (Note 2)	32

Payable for distribution fees (Note 2)	1,676

Payable for auditing fees	24,370

Payable for reports to shareholders	7,285

Other accrued expenses	1,088

Total liabilities	47,486

Net assets	$7,612,225

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$7,952,639

Undistributed net investment income (Note 1)	35,791

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	951,714

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(1,327,919)

Total — Representing net assets applicable to capital shares outstanding	$7,612,225

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($6,602,654 divided by 644,167 shares)	$10.25

Offering price per class A share (100/94.25 of $10.25)*	$10.88

Net asset value and offering price per class B share ($161,583 divided by 15,929 shares)**	$10.14

Net asset value and offering price per class C share ($247,049 divided by 24,415 shares)**	$10.12

Net asset value and redemption price per class M share ($38,724 divided by 3,800 shares)	$10.19

Offering price per class M share (100/96.50 of $10.19)*	$10.56

Net asset value, offering price and redemption price per class R share
($62,838 divided by 6,154 shares)	$10.21

Net asset value, offering price and redemption price per class Y share
($499,377 divided by 48,590 shares)	$10.28

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

25

Statement of operations Six months ended 10/31/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $12,516)	$120,210

Interest (including interest income of $116 from investments in affiliated issuers) (Note 6)	116

Securities lending (Note 1)	492

Total investment income	120,818

EXPENSES

Compensation of Manager (Note 2)	38,388

Investor servicing fees (Note 2)	14,660

Custodian fees (Note 2)	17,379

Trustee compensation and expenses (Note 2)	296

Administrative services (Note 2)	110

Distribution fees — Class A (Note 2)	9,704

Distribution fees — Class B (Note 2)	951

Distribution fees — Class C (Note 2)	1,283

Distribution fees — Class M (Note 2)	156

Distribution fees — Class R (Note 2)	164

Reports to shareholders	10,600

Auditing	26,822

Legal	6,909

Other	1,345

Fees waived and reimbursed by Manager (Note 2)	(54,520)

Total expenses	74,247

Expense reduction (Note 2)	(1,370)

Net expenses	72,877

Net investment income	47,941

Net realized gain on investments (net of foreign tax of $1,237) (Notes 1 and 3)	569,900

Net realized gain on swap contracts (Note 1)	1,246

Net realized loss on foreign currency transactions (Note 1)	(16,913)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(676)

Net unrealized depreciation of investments and swap contracts during the period	(2,763,743)

Net loss on investments	(2,210,186)

Net decrease in net assets resulting from operations	$(2,162,245)

The accompanying notes are an integral part of these financial statements.

26

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended	Year ended
	10/31/11*	4/30/11

Operations:
Net investment income	$47,941	$53,574

Net realized gain on investments
and foreign currency transactions	554,233	538,682

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(2,764,419)	767,503

Net increase (decrease) in net assets resulting from operations	(2,162,245)	1,359,759

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(72,968)

Class B	—	(757)

Class C	—	(921)

Class M	—	(101)

Class R	—	(386)

Class Y	—	(5,859)

Net realized short-term gain on investments

Class A	—	(290,637)

Class B	—	(7,738)

Class C	—	(6,182)

Class M	—	(832)

Class R	—	(1,592)

Class Y	—	(18,860)

From net realized long-term gain on investments
Class A	—	(46,378)

Class B	—	(1,235)

Class C	—	(986)

Class M	—	(133)

Class R	—	(254)

Class Y	—	(3,009)

Redemption fees (Note 1)	377	5,602

Increase (decrease) from capital share transactions (Note 4)	(826,315)	2,132,251

Total increase (decrease) in net assets	(2,988,183)	3,038,784

NET ASSETS

Beginning of period	10,600,408	7,561,624

End of period (including undistributed net investment income of $35,791 and distributions in excess of net investment income
of $12,150, respectively)	$7,612,225	$10,600,408

* Unaudited

The accompanying notes are an integral part of these financial statements.

27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [c]	(%)

Class A
October 31, 2011**	$13.00	.06	(2.81)	(2.75)	—	—	—	— [e]	$10.25	(21.15)*	$6,603	.83*	.56*	87*
April 30, 2011	11.69	.08	1.89	1.97	(.12)	(.55)	(.67)	.01	13.00	17.20	9,247	1.72	.65	87
April 30, 2010†	10.00	.02	2.12	2.14	(.11)	(.34)	(.45)	— [e]	11.69	21.62*	6,899	1.60*	.20*	106*

Class B
October 31, 2011**	$12.91	.02	(2.79)	(2.77)	—	—	—	— [e]	$10.14	(21.46)*	$162	1.20*	.18*	87*
April 30, 2011	11.64	(.01)	1.87	1.86	(.05)	(.55)	(.60)	.01	12.91	16.26	223	2.47	(.09)	87
April 30, 2010†	10.00	(.05)	2.11	2.06	(.08)	(.34)	(.42)	— [e]	11.64	20.79*	165	2.27*	(.48)*	106*

Class C
October 31, 2011**	$12.88	.02	(2.78)	(2.76)	—	—	—	— [e]	$10.12	(21.43)*	$247	1.20*	.17*	87*
April 30, 2011	11.63	(.01)	1.87	1.86	(.07)	(.55)	(.62)	.01	12.88	16.32	277	2.47	(.06)	87
April 30, 2010†	10.00	(.06)	2.11	2.05	(.08)	(.34)	(.42)	— [e]	11.63	20.77*	77	2.27*	(.53)*	106*

Class M
October 31, 2011**	$12.96	.03	(2.80)	(2.77)	—	—	—	— [e]	$10.19	(21.37)*	$39	1.08*	.28*	87*
April 30, 2011	11.66	.02	1.88	1.90	(.06)	(.55)	(.61)	.01	12.96	16.60	48	2.22	.20	87
April 30, 2010†	10.00	(.03)	2.12	2.09	(.09)	(.34)	(.43)	— [e]	11.66	21.10*	21	2.04*	(.28)*	106*

Class R
October 31, 2011**	$12.97	.04	(2.80)	(2.76)	—	—	—	— [e]	$10.21	(21.28)*	$63	.95*	.40*	87*
April 30, 2011	11.69	.05	1.88	1.93	(.11)	(.55)	(.66)	.01	12.97	16.90	64	1.97	.43	87
April 30, 2010†	10.00	(.01)	2.12	2.11	(.08)	(.34)	(.42)	— [e]	11.69	21.38*	15	1.82*	(.11)*	106*

Class Y
October 31, 2011**	$13.02	.08	(2.82)	(2.74)	—	—	—	— [e]	$10.28	(21.04)*	$499	.70*	.68*	87*
April 30, 2011	11.70	.12	1.89	2.01	(.15)	(.55)	(.70)	.01	13.02	17.53	740	1.47	.95	87
April 30, 2010†	10.00	.05	2.11	2.16	(.12)	(.34)	(.46)	— [e]	11.70	21.86*	384	1.38*	.42*	106*

* Not annualized.

** Unaudited.

† For the period June 12, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. For the period ended October 31, 2011, the amount also includes the waiver, by Putnam Management, of certain proxy-related costs. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2011	0.62%

April 30, 2011	1.81

April 30, 2010	2.36

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

28	29

Notes to financial statements 10/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Asia Pacific Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long term capital appreciation by investing mainly in equity securities (growth and value stocks or both) of Asian or Pacific Basin companies of any size that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from May 1, 2011 through October 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

30

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to gain exposure to specific markets/countries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period

31

end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of total return swap contracts was minimal.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

F) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

G) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise

32

tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $8,873,790, resulting in gross unrealized appreciation and depreciation of $255,511 and $1,607,733, respectively, or net unrealized depreciation of $1,352,222.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion,
0.845%	of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (January 2011), the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI All Country Asia ex Japan Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Before July 1, 2011, the fund’s benchmark index was the MSCI All Country Asia Pacific Index (Net Dividends). Because the performance adjustment is based on a rolling thirty-six month performance period (or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed), there is a transition period during which the fund’s performance is compared to a composite index that reflects the performance of the previous index (MSCI All Country Asia Pacific Index (Net Dividends)) for the portion of the performance period

33

before July 1, 2011, and the performance of the new index (MSCI All Country Asia ex Japan Index (Net Dividends)) for the remainder of the period.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.47% of the fund’s average net assets before a decrease of $3,098 (0.04% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through August 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $54,353 as a result of this limit.

Putnam Management has also agreed to reimburse the fund for certain proxy-related costs. This amounted to $167 for the period.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1 under the expense offset arrangements and by $1,369 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $5, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning

34

the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,202 and $15 from the sale of class A and class M shares, respectively, and received $611 and $41 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $7,562,035 and $8,058,189, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/11		Year ended 4/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	34,849	$412,003	214,336	$2,619,850

Shares issued in connection with
reinvestment of distributions	—	—	32,836	403,884

	34,849	412,003	247,172	3,023,734

Shares repurchased	(102,075)	(1,164,660)	(125,906)	(1,480,141)

Net increase (decrease)	(67,226)	$(752,657)	121,266	$1,543,593

	Six months ended 10/31/11		Year ended 4/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	833	$9,279	16,843	$203,809

Shares issued in connection with
reinvestment of distributions	—	—	790	9,673

	833	9,279	17,633	213,482

Shares repurchased	(2,171)	(23,067)	(14,538)	(175,947)

Net increase (decrease)	(1,338)	$(13,788)	3,095	$37,535

35

	Six months ended 10/31/11		Year ended 4/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	5,626	$61,324	16,082	$196,966

Shares issued in connection with
reinvestment of distributions	—	—	419	5,125

	5,626	61,324	16,501	202,091

Shares repurchased	(2,701)	(30,620)	(1,662)	(20,475)

Net increase	2,925	$30,704	14,839	$181,616

	Six months ended 10/31/11		Year ended 4/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	263	$2,837	2,313	$28,235

Shares issued in connection with
reinvestment of distributions	—	—	87	1,066

	263	2,837	2,400	29,301

Shares repurchased	(197)	(2,360)	(510)	(5,560)

Net increase	66	$477	1,890	$23,741

	Six months ended 10/31/11		Year ended 4/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	1,655	$19,233	3,547	$42,876

Shares issued in connection with
reinvestment of distributions	—	—	182	2,232

	1,655	19,233	3,729	45,108

Shares repurchased	(472)	(5,169)	(67)	(826)

Net increase	1,183	$14,064	3,662	$44,282

	Six months ended 10/31/11		Year ended 4/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	12,508	$133,222	29,967	$371,142

Shares issued in connection with
reinvestment of distributions	—	—	2,252	27,728

	12,508	133,222	32,219	398,870

Shares repurchased	(20,787)	(238,337)	(8,137)	(97,386)

Net increase (decrease)	(8,279)	$(105,115)	24,082	$301,484

At the close of the reporting period, Putnam Investments, LLC owned the following shares:

			Value at
	Shares owned	Percentage of ownership	10/31/11

Class A	410,659	63.8%	$4,209,255

Class M	1,090	28.7	11,107

Class R	1,094	17.8	11,170

Class Y	1,100	2.3	11,308

36

Note 5: Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Swaps	Total

Equity contracts	$1,246	$1,246

Total	$1,246	$1,246

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Swaps	Total

Equity contracts	$(12,150)	$(12,150)

Total	$(12,150)	$(12,150)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $116 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $4,560,815 and $4,767,201, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

37

Shareholder meeting results (Unaudited)

June 24, 2011 meeting

A proposal to approve a new management contract providing for a change in your fund’s performance index was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

606,080	34,620	31,737	—

A proposal to approve an amendment to your fund’s fundamental investment restriction relating to the acquisition of voting securities of any issuer was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

593,762	34,459	44,216	—

All tabulations are rounded to the nearest whole number.

38

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

39

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,	Putnam Retirement Income Lifestyle
and money market instruments that are	Funds — portfolios with managed
adjusted dynamically within specified ranges	allocations to stocks, bonds, and money
as market conditions change.	market investments to generate
retirement income.
Dynamic Asset Allocation Balanced Fund
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 1
Putnam Asset Allocation: Balanced Portfolio.	Prior to June 16, 2011, this fund was known as
Putnam RetirementReady Maturity Fund.
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as	Prior to June 16, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.	Putnam Income Strategies Fund.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

40

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Robert R. Leveille
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	John A. Hill	Chief Compliance Officer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Kenneth R. Leibler	Mark C. Trenchard
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	BSA Compliance Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	Robert T. Burns
London, England SW1A 1LD		Vice President and
	Officers	Chief Legal Officer
Investment Sub-Advisor	Robert L. Reynolds
The Putnam Advisory	President	James P. Pappas
Company, LLC		Vice President
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Judith Cohen
	Principal Executive	Vice President, Clerk and
Marketing Services	Officer, Treasurer and	Assistant Treasurer
Putnam Retail Management	Compliance Liaison
One Post Office Square		Michael Higgins
Boston, MA 02109	Steven D. Krichmar	Vice President, Senior Associate
	Vice President and	Treasurer and Assistant Clerk
Custodian	Principal Financial Officer
State Street Bank		Nancy E. Florek
and Trust Company	Janet C. Smith	Vice President, Assistant Clerk,
	Vice President, Assistant	Assistant Treasurer and
Legal Counsel	Treasurer and Principal	Proxy Manager
Ropes & Gray LLP	Accounting Officer
Susan G. Malloy
Trustees	Beth S. Mazor	Vice President and
Jameson A. Baxter, Chair	Vice President	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann

This report is for the information of shareholders of Putnam Asia Pacific Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA108
270972 12/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2011

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2012

Date of reporting period:	May 1, 2011 — October 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PVSAX

Putnam Capital Spectrum Fund

Semiannual report 10|31|11

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Capital Spectrum
Fund

Semiannual report
10 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Trustee approval of management contract	15

Financial statements	19

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Our focus on leveraged companies and the fund’s “non-diversified” status can increase the fund’s vulnerability to these factors. Our use of short selling may increase these risks.

Message from the Trustees

Dear Fellow Shareholder:

As we move toward the end of 2011, we have seen markets experience heightened levels of volatility because of global economic uncertainty. Following a solid October rebound, U.S. markets are holding on to modest gains.

Volatility will likely remain a dominant characteristic of the markets as the U.S. economy continues to battle high unemployment and a weak housing market, and Europe seeks a lasting resolution to its debt woes. While volatility is unsettling, long-term investors should understand that it has also created opportunities for active managers. Putnam’s team of investment professionals is working to identify attractive investments while also guarding against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Capital Spectrum Fund

A unique fund that targets companies fueled by leverage

Leveraged companies use debt as a tool to improve their business performance. Securities of these companies can add a new dimension to most investment portfolios because they offer different performance characteristics than the broader markets. Given the complexity of leveraged companies, successful investing requires specialized analytical skills and experience.

The best opportunities anywhere in the capital structure

Putnam Capital Spectrum Fund has the flexibility to select the most attractive securities in a company's capital structure.

HIGHER PRIORITY

CAPITAL STRUCTURE	INVESTMENT CHOICES	YIELD POTENTIAL
Bank loans	Have first claims on a company's cash flows; typically backed by collateral.	Low
High-yield bonds	Pay greater income than bank loans to compensate investors for risk.	High
Convertibles	Interest-paying securities that can be exchanged for common stock at a predetermined price.	Low
Common stock	Offers growth potential, but might not earn a dividend.	Low (if any)
Rights and warrants	Warrants permit the purchase of common stock shares at a specified price; rights are new shares issued to owners of existing shares.	No

LESS PRIORITY

2

Solid competitive performance

As of October 31, 2011, Putnam Capital Spectrum Fund outperformed 98% of its Lipper Flexible Portfolio Funds peer group (ranking #2 of 133 funds) since its inception on May 18, 2009.

Growth of a $10,000 investment (class A shares before sales charge)

The fund has delivered solid performance as leveraged companies have benefited from the economic recovery.

$16,436
$10,000
5/18/09
10/31/11
5/09 6/09 9/09 12/09 3/10 6/10 9/10 12/10 3/11 6/11 9/11 10/11

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Returns do not reflect a 5.75% sales charge. Had they, returns would be lower. Returns for other classes of shares may vary. See pages 10–11 for additional performance information. To obtain the most recent month-end performance, visit putnam.com.

"Today's opportunities in leveraged companies are among the best I've seen in my nearly 25 years analyzing securities in this area of the market."

David Glancy
Portfolio Manager
Investing in leveraged companies since 1987

For the 1-year period ended 10/31/11, the fund ranked 3 out of 178 Lipper Flexible Portfolio Funds. Lipper rankings for class A shares are based on total return without sales charge relative to all share classes of funds with similar objectives as determined by Lipper. Past performance is not indicative of future results.

3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

David L. Glancy

The fund underperformed its blended benchmark over the past six months. What were the chief drivers of performance?

Several of the fund’s largest positions did not perform well during the period under review. I attribute this underperformance to negative headlines and broad-based macroeconomic concerns, rather than issues with the fundamentals of the companies in question, which I consider strong and still supportive of my investment case.

How is the fund structured to handle the risk on/risk off vacillation of the markets?

The market’s flight to quality — away from stocks in general and more particularly away from stocks of leveraged companies in which the fund invests — implied strong head-winds for equity performance. Companies that performed well in this environment generally had to accomplish something quite notable, such as beating earnings estimates by substantial margins. Barring such extraordinary developments, stocks typically felt the downward pressure from macroeconomic uncertainty tied to European and U.S. debt issues and the renewed prospects for recession.

Despite the recent volatility, the fund is structured to take advantage of market fluctuations. The fund has the flexibility, for example, to keep a healthy reserve of cash on the sidelines. This enables the fund to take advantage of long-term opportunities when they arise, and relieves the fund of some of the pressure of short-term declines. If the investing environment is difficult in the near term, the fund’s structure can allow me to avoid having to quickly rearrange its composition, which is a critical advantage when markets are persistently volatile.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 13.

Did the cash position change during the period?

Generally, my preference is to keep the fund’s cash weightings at roughly 15% to 20% of the fund’s portfolio for several reasons. Having cash on hand enables me to act quickly when I find investment opportunities. Cash also acts as a natural diversifier, because the fund has a relatively concentrated portfolio. Furthermore, cash had been running higher than usual through August due to additions of investor capital, but I have since deployed some of that cash into equity positions.

Cash in the portfolio also serves to collateralize occasional short positions. In the wake of the market’s highly volatile performance through August, I closed out a number of the fund’s short positions — a strategy that can help the fund profit from securities that I consider to be overvalued rather than undervalued. By the end of the period, these positions amounted to approximately 1% of the portfolio.

Did investing in the debt securities of leveraged companies offer any advantages during the period?

The market environment was generally difficult for leveraged companies, so both equity and debt securities in this space faced the headwind of negative investor sentiment. The prices of many high-yield debt securities went lower as a result, and in selected cases in which valuations became more attractive, I added to the fund’s existing positions. Overall, the high-yield area of the fixed-income markets is attractively priced, in my view, though I continue to find equity securities relatively more attractive, particularly following the flight-to-quality and indiscriminate sell-off of stocks during the period.

What were some of the highlights among positions that contributed to performance?

Select Comfort, the custom mattress manufacturer, was the top contributor to the fund’s performance for the six-month period. The company has seen a significant pickup in demand for its specialty bedding products

Allocations are represented as a percentage of portfolio market value. Data include exposure achieved through various derivative instruments, but exclude short-term investments held as collateral for loaned securities and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

and has even taken market share from more traditional mattress makers. After 2008, this company was under pressure from multiple sides. Finding itself with too many shops and depressed consumer demand, the company filed for bankruptcy. We picked the stock up during its period of distress in the belief that the company would come through its difficulties, and it has indeed shown itself to be a solid performer.

Elan, a small medical company, also contributed strong results during the period, as its stock was propelled higher on rumors of a possible takeover by a larger industry player.

Other positive contributors in the health-care sector were Jazz Pharmaceuticals, Cubist Pharmaceuticals, and STAAR Surgical. Jazz, which produces neurological and psychiatric drugs, rose on news of its merger with Irish drug maker Azur Pharma, as well as on the strength of its product offering, including a drug that has proved highly efficient in the treatment of narcolepsy. The narcolepsy market has remained largely untapped, and Jazz’s foray into it with a successful drug that enjoys enormous pricing power gives the company both a leg up on potential competition for market share and superb profit potential.

Cubist, a mid-cap pharmaceutical company that focuses on drugs for treating infectious diseases, benefited from strong sales of its anti-bacterial drug, Cubicin. The company’s marketing partnership with Gilead Sciences, moreover, has led to strong sales of the same drug in Europe in the third calendar quarter, which helped boost the company’s stock price.

STAAR, which makes implantable contact lenses, delivered higher-than-expected earnings during the third calendar quarter. The company has had great success with its products, particularly overseas, since its

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/11. Short-term holdings are excluded. Holdings will vary over time.

turnaround a couple of years ago. In addition, the company has several products in the pipeline that have generated a fair amount of interest, and this positive exposure for the company’s future innovations helped buoy its stock price.

Which holdings held back performance?

EchoStar, which maintains a satellite fleet for telecommunications companies and designs and manufactures set-top boxes, suffered during the market’s broad-based flight to quality during the period. Nevertheless, the investment case for this company did not change, in my view. This is an underfollowed company that represents a valuable collection of business assets, including a sizeable amount of cash that, I believe, can enable the company to evolve its capabilities and impress the market going forward.

LyondellBasell Industries was the next-largest detractor from the fund’s results. This chemical and fuel products manufacturer came out of bankruptcy in 2010 and, following a top-to-bottom reorganization, was a strong performer for most of 2011. The company is a low-cost producer of ethylene, a gaseous organic compound with broad industrial applications, but it recently suffered in the wake of macroeconomic risk pointing toward the potential for lagging demand. In a market where demand for commodities comes under pressure, it is not all that surprising that a company such as LyondellBasell would endure some difficulty, but I maintained the position at the close of the period given my belief in the company’s ability to progress in its recovery.

A third detractor was Plains Exploration, a small-cap oil exploration and production

Allocations are represented as a percentage of portfolio market value. Excludes short-term investments held as collateral for loaned securities. Holdings and allocations may vary over time.

[E&P] company. Like many E&P companies, which are leveraged to the price of oil and the prospects for economic growth, Plains’ share price suffered in light of broad-based risk-averse trading in equities and the potential for a double-dip recession in developed markets. But as with other large positions in the portfolio, the investment thesis here is sound, I believe, and thus I maintained the fund’s exposure to the company through the end of the period.

What is your outlook for equity markets and leveraged companies?

The market declines of the recent period are in line with my expectations for an environment marked by macroeconomic turbulence. Looking forward, I believe we can expect continued volatility in the markets. The silver lining of this period of uncertainty is, I believe, that the fund is structured to take advantage of market fluctuations: As the securities of what I consider good investments go down in price, they can present a compelling buying opportunity for the fund.

The general direction of the leveraged finance market has been upward for the better part of the past few years. In the most recent spate of volatility, however, leveraged companies have suffered. Most of the companies held in the portfolio have debt positions that cause the market to consider them more vulnerable to difficult economic conditions. However, I believe their assets; liquidity; earnings power; and longer-term, flexible debt structure give these companies the ability to outperform in the future — despite the difficult, volatile path that the markets have taken in response to negative headlines.

Thank you, David, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David L. Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

IN THE NEWS

The U.S. unemployment picture, dim for many months, showed a glimmer of hope in October. The Labor Department reported that the private sector added 104,000 jobs, which was offset by the reduction of 24,000 government positions for a net increase of 80,000 jobs. The nation’s unemployment rate fell to 9%, the lowest since April. The U.S. economy has regained 2.3 million of the nearly 8.8 million jobs lost during the Great Recession. Employment gains in the private sector were achieved across a number of industries, including health care, manufacturing, mining, and professional services.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	64.36%	54.86%	61.38%	58.38%	61.36%	61.36%	62.29%	56.66%	63.39%	65.36%
Annual average	22.47	19.53	21.56	20.63	21.55	21.55	21.84	20.09	22.17	22.77

1 year	15.15	8.53	14.29	9.28	14.25	13.25	14.51	10.53	14.88	15.40

6 months	–6.52	–11.91	–6.87	–11.53	–6.85	–7.78	–6.79	–10.06	–6.61	–6.40

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 10/31/11

		Lipper Flexible Portfolio Funds
	Capital Spectrum Blended Index	category average*

Life of fund	53.53%	33.84%
Annual average	19.11	12.50

1 year	7.90	3.69

6 months	–3.18	–5.80

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 10/31/11, there were 197, 178, and 133 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/11

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/11	$24.53	$26.03	$24.45	$24.39	$24.45	$25.34	$24.51	$24.55

10/31/11	22.93	24.33	22.77	22.72	22.79	23.62	22.89	22.98

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	50.88%	42.17%	48.26%	45.26%	48.22%	48.22%	49.12%	43.94%	50.04%	51.76%
Annual average	18.99	16.04	18.11	17.10	18.10	18.10	18.40	16.65	18.71	19.28

1 year	10.15	3.81	9.37	4.37	9.33	8.33	9.60	5.74	9.93	10.42

6 months	–11.74	–16.83	–12.06	–16.46	–12.09	–12.97	–11.94	–15.02	–11.83	–11.65

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 4/30/11	1.38%	2.13%	2.13%	1.88%	1.63%	1.13%

Annualized expense ratio for the six-month period
ended 10/31/11*	1.33%	2.08%	2.08%	1.83%	1.58%	1.08%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes an increase of 0.07% from annualizing the performance fee adjustment for the six months ended 10/31/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2011, to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.47	$10.10	$10.10	$8.89	$7.68	$5.26

Ending value (after expenses)	$934.80	$931.30	$931.50	$932.10	$933.90	$936.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2011, use the following calculation method. To find the value of your investment on May 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.75	$10.53	$10.53	$9.27	$8.01	$5.48

Ending value (after expenses)	$1,018.45	$1,014.68	$1,014.68	$1,015.94	$1,017.19	$1,019.71

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U. S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2011, Putnam employees had approximately $325,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June  17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds,

including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s new management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until June 2010, by which time there was a twelve month period since your fund commenced operations based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time. The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s

Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund, and your fund’s performance relative to its internal benchmark. Putnam Capital Spectrum Fund’s class A shares’ return net of fees and expenses was positive over the one-year period ended December 31, 2010, and exceeded the return of its internal benchmark over the one-year period. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 10/31/11 (Unaudited)

COMMON STOCKS (60.8%)*	Shares	Value

Aerospace and defense (2.9%)
Northrop Grumman Corp.	326,063	$18,830,138

		18,830,138
Airlines (4.0%)
United Continental Holdings, Inc. † S	1,334,100	25,774,812

		25,774,812
Banking (2.0%)
JPMorgan Chase & Co.	374,600	13,021,096

		13,021,096
Biotechnology (6.2%)
Cubist Pharmaceuticals, Inc. †	1,014,869	38,372,197

Sequenom, Inc. † S	314,509	1,563,110

		39,935,307
Cable television (9.3%)
DISH Network Corp. Class A †	2,499,554	60,414,220

		60,414,220
Chemicals (5.3%)
LyondellBasell Industries NV Class A (Netherlands)	603,711	19,837,943

OM Group, Inc. † S	139,500	4,032,945

W.R. Grace & Co. †	244,300	10,209,297

		34,080,185
Distribution (0.2%)
Rentrak Corp. †	92,500	1,263,550

		1,263,550
Electronics (0.4%)
L-3 Communications Holdings, Inc.	39,100	2,650,198

		2,650,198
Energy (oil field) (0.1%)
Stallion Oilfield Holdings, Ltd.	10,433	354,722

		354,722
Entertainment (0.1%)
Metro-Goldwyn-Mayer Studios, Inc. Class A (acquired 10/28/10,
cost $1,026,629) ‡	36,206	633,605

		633,605
Gaming and lottery (0.4%)
Isle of Capri Casinos, Inc. †	391,144	2,127,823

MTR Gaming Group, Inc. †	95,337	158,259

		2,286,082
Health-care services (1.1%)
Lincare Holdings, Inc.	292,350	6,884,843

		6,884,843
Household furniture and appliances (2.9%)
Select Comfort Corp. †	895,638	18,602,401

		18,602,401
Manufacturing (2.0%)
Parker Hannifin Corp.	159,700	13,023,535

		13,023,535
Medical technology (2.2%)
OraSure Technologies, Inc. †	970,176	9,012,935

STAAR Surgical Co. †	603,861	5,434,749

		14,447,684
Oil and gas (4.2%)
Chesapeake Energy Corp.	130,200	3,661,224

Compton Petroleum Corp. (Canada) †	11,290	72,255

COMMON STOCKS (60.8%)* cont.		Shares	Value

Oil and gas cont.
Plains Exploration & Production Co. †		538,400	$16,959,600

Rosetta Resources, Inc. † S		143,322	6,354,897

			27,047,976
Pharmaceuticals (3.8%)
Biospecifics Technologies Corp. †		127,031	2,159,527

Elan Corp. PLC ADR (Ireland) †		391,700	4,696,483

Jazz Pharmaceuticals, Inc. †		460,800	17,952,768

			24,808,778
Real estate (0.8%)
CreXus Investment Corp. R		423,970	4,053,153

MFA Financial, Inc. R		202,600	1,367,550

			5,420,703
Restaurants (1.2%)
AFC Enterprises †		513,622	7,041,758

Famous Dave’s of America, Inc. †		59,800	522,652

			7,564,410
Telecommunications (10.8%)
EchoStar Corp. Class A †		2,668,514	70,342,031

			70,342,031
Trucks and parts (0.9%)
Westport Innovations, Inc. (Canada) † S		189,000	5,717,250

			5,717,250

Total common stocks (cost $376,305,053)			$393,103,526

CORPORATE BONDS AND NOTES (9.7%)*	Principal amount		Value

Automotive (0.1%)
Navistar International Corp. sr. notes 8 1/4s, 2021		$450,000	$487,125

TRW Automotive, Inc. company guaranty sr. unsec. unsub. notes
Ser. REGS, 6 3/8s, 2014	EUR	200,000	279,541

			766,666
Banking (0.1%)
Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017		$500,000	500,000

			500,000
Broadcasting (—%)
Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		300,000	283,500

			283,500
Cable television (0.1%)
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		500,000	518,750

Mediacom LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		25,000	26,313

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)		225,000	250,875

			795,938
Chemicals (0.1%)
INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		250,000	255,625

INEOS Group Holdings, Ltd. 144A company guaranty unsec.
sub. notes 8 1/2s, 2016 (United Kingdom)		500,000	422,500

			678,125
Coal (0.1%)
CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017		500,000	547,500

			547,500

CORPORATE BONDS AND NOTES (9.7%)* cont.	Principal amount		Value

Commercial and consumer services (0.4%)
Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		$1,000,000	$985,000

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016		2,015,000	1,309,750

			2,294,750
Computers (0.3%)
Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡		2,069,500	1,759,075

			1,759,075
Consumer services (0.1%)
RSC Equipment Rental, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		350,000	355,250

			355,250
Containers (0.2%)
Berry Plastics Corp. company guaranty sr. notes 9 1/2s, 2018		1,000,000	1,010,000

Reynolds Group DL Escrew, Inc./Reynolds Group Escrew. LLC
144A company guaranty sr. notes 8 3/4s, 2016		130,000	136,663

			1,146,663
Electric utilities (0.2%)
AES Corp. (The) 144A sr. notes 7 3/8s, 2021		1,000,000	1,070,000

			1,070,000
Electronics (0.4%)
Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017		1,000,000	1,030,000

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
10 3/4s, 2020		670,000	703,500

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018		700,000	757,750

			2,491,250
Financial (0.1%)
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		500,000	505,000

			505,000
Forest products and packaging (—%)
NewPage Corp. company guaranty sr. notes 11 3/8s, 2014
(In default) †		270,000	201,825

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s, 2014
(Austria)	EUR	70,000	103,404

			305,229
Gaming and lottery (4.9%)
Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2018		$1,070,000	806,513

FireKeepers Development Authority 144A sr. sec. notes
13 7/8s, 2015		450,000	513,000

MTR Gaming Group, Inc. 144A notes 11 1/2s, 2019		37,500,000	30,093,745

ROC Finance LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018		1,000,000	1,055,000

			32,468,258
Health-care services (0.1%)
Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		500,000	565,000

			565,000
Homebuilding (—%)
Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019		265,000	238,500

			238,500
Lodging/Tourism (—%)
FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		77,000	83,353

			83,353

CORPORATE BONDS AND NOTES (9.7%)* cont.	Principal amount	Value

Machinery (0.2%)
Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016	$500,000	$521,250

Terex Corp. sr. unsec. sub. notes 8s, 2017	500,000	491,250

		1,012,500
Manufacturing (0.1%)
General Cable Corp. company guaranty sr. unsec. unsub. notes
FRN 2.74711s, 2015	20,000	19,400

RBS Global, Inc./Rexnord Corp. company guaranty unsec.
sr. notes 8 1/2s, 2018	500,000	512,500

		531,900
Media (—%)
Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015	335,000	273,863

		273,863
Medical technology (0.2%)
Kinetics Concept/KCI USA 144A company guaranty notes
10 1/2s, 2018	1,335,000	1,350,019

		1,350,019
Metals (0.1%)
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	400,000	410,000

		410,000
Oil and gas (0.4%)
Laredo Petroleum, Inc. 144A sr. notes 9 1/2s, 2019	765,000	810,900

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	250,000	252,500

Plains Exploration & Production Co. company guaranty sr. unsec.
notes 7 5/8s, 2018	500,000	535,000

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	785,000	858,594

SandRidge Energy, Inc. 144A sr. unsec. notes 9 7/8s, 2016	200,000	212,000

		2,668,994
Power producers (0.2%)
Calpine Corp. 144A sr. notes 7 1/4s, 2017	174,000	180,960

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019	1,300,000	845,000

		1,025,960
Restaurants (0.2%)
DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	1,000,000	1,060,000

		1,060,000
Retail (0.1%)
Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017	1,000,000	910,000

		910,000
Technology services (0.4%)
First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	1,052,750	1,021,168

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	1,000,000	950,000

First Data Corp. 144A company guaranty sr. unsec. notes
12 5/8s, 2021	960,000	907,200

		2,878,368
Telecommunications (0.5%)
EH Holding Corp. 144A sr. unsec. notes 7 5/8s, 2021	500,000	517,500

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡	1,000,000	1,000,000

Level 3 Financing 144A company guaranty sr. unsec. notes
8 1/8s, 2019	1,000,000	990,000

CORPORATE BONDS AND NOTES (9.7%)* cont.	Principal amount	Value

Telecommunications cont.
NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021	$335,000	$347,144

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017	500,000	540,000

		3,394,644
Telephone (0.1%)
Cricket Communications, Inc. company guaranty sr. unsub. notes
7 3/4s, 2016	500,000	518,750

		518,750

Total corporate bonds and notes (cost $69,467,662)		$62,889,055

SENIOR LOANS (1.0%)* [c]	Principal amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B2, 3.247s, 2015	$680,000	$598,400

INEOS Group Holdings, Ltd. bank term loan FRN Ser. C2,
8.001s, 2014	247,500	253,688

INEOS U.S. Finance, LLC bank term loan FRN Ser. B2,
7.501s, 2013	247,348	253,532

Level 3 Financing, Inc. bank term loan FRN Ser. B, 11 1/2s, 2014	115,000	119,528

Lightsquared LP bank term loan FRN 12s, 2014 ‡‡	9,138,000	5,071,590

Telecordia Technologies, Inc. bank term loan FRN 6 3/4s, 2016	324,245	321,003

Total senior loans (cost $7,733,621)		$6,617,741

PREFERRED STOCKS (0.6%)*	Shares	Value

Ally Financial, Inc. 144A Ser. G, 7.00% cum. pfd.	1,000	$745,781

Strategic Hotels & Resorts Ser. A, $2.13 cum. pfd. † R	125,733	3,228,823

Total preferred stocks (cost $3,029,472)		$3,974,604

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	97,508	$2,169,553

Total convertible preferred stocks (cost $1,360,496)		$2,169,553

SHORT-TERM INVESTMENTS (30.8%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	26,662,950	$26,662,950

Putnam Money Market Liquidity Fund 0.05% [e]	96,005,242	96,005,242

U.S. Treasury Bills with an effective yield of 0.135%,
April 5, 2012 ###	$6,900,000	6,895,964

U.S. Treasury Bills with an effective yield of 0.110%,
October 18, 2012 ###	5,000,000	4,994,598

U.S. Treasury Bills with an effective yield of 0.095%,
December 1, 2011 ###	35,000,000	34,997,170

U.S. Treasury Bills with effective yields ranging from
0.119% to 0.151%, May 3, 2012 # ###	30,000,000	29,979,070

Total short-term investments (cost $199,534,994)		$199,534,994

TOTAL INVESTMENTS

Total investments (cost $657,431,298)		$668,289,473

Key to holding’s currency abbreviations
EUR	Euro
USD / $	United States Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts
FRN	Floating Rate Notes
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2011 through October 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $646,841,368.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at the close of the reporting period was $633,605, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

### This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $10,122,956 to cover certain derivatives contracts and securities sold short.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The rates shown on FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 10/31/11 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

U.S. Treasury Note 10 yr (Short)	39	$5,033,438	Dec-11	$13,497

Total				$13,497

Securities sold short at 10/31/11 (Unaudited)

INVESTMENT COMPANIES (0.8%)*	Shares	Value

Consumer Discretionary Select Sector SPDR Fund	130,300	$5,089,518

Total securities sold short (proceeds $4,950,510)		$5,089,518

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$34,080,185	$—	$—

Capital goods	37,570,923	—	—

Communication services	130,756,251	—	—

Consumer cyclicals	20,888,483	633,605	—

Consumer staples	8,827,960	—	—

Energy	27,047,976	354,722	—

Financials	18,441,799	—	—

Health care	86,076,612	—	—

Technology	2,650,198	—	—

Transportation	25,774,812	—	—

Total common stocks	392,115,199	988,327	—

Convertible preferred stocks	—	2,169,553	—

Corporate bonds and notes	—	62,889,055	—

Preferred stocks	3,228,823	745,781	—

Senior loans	—	6,617,741	—

Short-term investments	96,005,242	103,529,752	—

Totals by level	$491,349,264	$176,940,209	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$13,497	$—	$—

Securities sold short	(5,089,518)	—	—

Totals by level	$(5,076,021)	$—	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/11 (Unaudited)

ASSETS

Investment in securities, at value, including $25,322,688 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $534,763,106)	$545,621,281
Affiliated issuers (identified cost $122,668,192) (Notes 1 and 6)	122,668,192

Cash	45,581

Dividends, interest and other receivables	2,013,724

Receivable for shares of the fund sold	6,088,238

Receivable for investments sold	711,628

Receivable for short sales margin (Note 1)	79,483

Collateral on short sales (Note 1)	5,212,000

Total assets	682,440,127

LIABILITIES

Payable for variation margin (Note 1)	37,781

Payable for investments purchased	1,310,943

Payable for shares of the fund repurchased	1,597,360

Payable for compensation of Manager (Note 2)	397,484

Payable for investor servicing fees (Note 2)	96,718

Payable for custodian fees (Note 2)	4,864

Payable for Trustee compensation and expenses (Note 2)	6,073

Payable for administrative services (Note 2)	2,210

Payable for distribution fees (Note 2)	123,531

Payable for short sales loan financing (Note 1)	127,694

Interest payable for short sales (Note 1)	27,637

Securities sold short, at value (proceeds receivable $4,950,510) (Note 1)	5,089,518

Collateral on securities loaned, at value (Note 1)	26,662,950

Other accrued expenses	113,996

Total liabilities	35,598,759

Net assets	$646,841,368

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$620,319,520

Undistributed net investment income (Note 1)	692,386

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	15,096,796

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	10,732,666

Total — Representing net assets applicable to capital shares outstanding	$646,841,368

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($261,233,879 divided by 11,394,076 shares)	$22.93

Offering price per class A share (100/94.25 of $22.93)*	$24.33

Net asset value and offering price per class B share ($5,689,764 divided by 249,906 shares)**	$22.77

Net asset value and offering price per class C share ($82,571,083 divided by 3,634,820 shares)**	$22.72

Net asset value and redemption price per class M share ($1,467,557 divided by 64,383 shares)	$22.79

Offering price per class M share (100/96.50 of $22.79)*	$23.62

Net asset value, offering price and redemption price per class R share
($342,065 divided by 14,947 shares)	$22.89

Net asset value, offering price and redemption price per class Y share
($295,537,020 divided by 12,861,999 shares)	$22.98

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 10/31/11 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $21,978 from investments in affiliated issuers) (Note 6)	$2,654,554

Dividends (net of foreign tax of $27,195)	1,324,228

Securities lending (Note 1)	66,226

Total investment income	4,045,008

EXPENSES

Compensation of Manager (Note 2)	2,215,550

Investor servicing fees (Note 2)	525,904

Custodian fees (Note 2)	7,734

Trustee compensation and expenses (Note 2)	15,246

Administrative services (Note 2)	7,244

Dividend expense for short sales (Note 1)	35,320

Interest expense for short sales (Note 1)	33,923

Distribution fees — Class A (Note 2)	262,691

Distribution fees — Class B (Note 2)	23,122

Distribution fees — Class C (Note 2)	359,668

Distribution fees — Class M (Note 2)	5,236

Distribution fees — Class R (Note 2)	698

Other	158,011

Total expenses	3,650,347

Expense reduction (Note 2)	(725)

Net expenses	3,649,622

Net investment income	395,386

Net realized gain on investments (Notes 1 and 3)	10,238,548

Net realized loss on short sales (Notes 1 and 3)	(277,360)

Net realized loss on futures contracts (Note 1)	(346,226)

Net realized loss on foreign currency transactions (Note 1)	(196)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(249)

Net unrealized depreciation of investments, futures contracts and short sales during the period	(53,295,028)

Net loss on investments	(43,680,511)

Net decrease in net assets resulting from operations	$(43,285,125)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 10/31/11*	Year ended 4/30/11

Operations:
Net investment income	$395,386	$198,412

Net realized gain on investments
and foreign currency transactions	9,614,766	10,240,959

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(53,295,277)	48,626,191

Net increase (decrease) in net assets resulting
from operations	(43,285,125)	59,065,562

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(1,419,267)

Class B	—	(21,840)

Class C	—	(335,793)

Class M	—	(14,335)

Class R	—	(1,222)

Class Y	—	(2,384,628)

Net realized short-term gain on investments

Class A	—	(407,291)

Class B	—	(9,080)

Class C	—	(147,847)

Class M	—	(5,521)

Class R	—	(298)

Class Y	—	(617,007)

From net realized long-term gain on investments
Class A	—	(403,869)

Class B	—	(9,003)

Class C	—	(146,605)

Class M	—	(5,474)

Class R	—	(296)

Class Y	—	(611,823)

Redemption fees (Note 1)	43,492	18,754

Increase from capital share transactions (Note 4)	244,610,082	265,327,993

Total increase in net assets	201,368,449	317,871,110

NET ASSETS

Beginning of period	445,472,919	127,601,809

End of period (including undistributed net investment
income of $692,386 and $297,000, respectively)	$646,841,368	$445,472,919

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average
													net assets,	Ratio
	Net asset		Net realized									Ratio	excluding	of net investment
	value,		and unrealized	Total from	From	From				Total return	Net assets,	of expenses	dividend and	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	net assets (%) [d,e]	(%) [d]	net assets (%)	turnover (%)

Class A
October 31, 2011**	$24.53	.02	(1.62)	(1.60)	—	—	—	—	$22.93	(6.52) *	$261,234	.67 *	.66 *	.07 *	40 *
April 30, 2011	20.41	.01	4.76	4.77	(.41)	(.24)	(.65)	—	24.53	23.95	162,117	1.37	1.35	.07	117
April 30, 2010†	15.00	.49	5.69	6.18	(.28)	(.49)	(.77)	—	20.41	41.85 *	38,147	1.42 *[f]	1.40 *[f]	2.70 *[f]	84 *

Class B
October 31, 2011**	$24.45	(.07)	(1.61)	(1.68)	—	—	—	—	$22.77	(6.87) *	$5,690	1.05 *	1.04 *	(.30) *	40 *
April 30, 2011	20.36	(.14)	4.75	4.61	(.28)	(.24)	(.52)	—	24.45	23.06	3,317	2.12	2.10	(.67)	117
April 30, 2010†	15.00	.39	5.64	6.03	(.18)	(.49)	(.67)	—	20.36	40.81 *	931	2.13 *[f]	2.11 *[f]	2.16 *[f]	84 *

Class C
October 31, 2011**	$24.39	(.07)	(1.60)	(1.67)	—	—	—	—	$22.72	(6.85) *	$82,571	1.05 *	1.04 *	(.31) *	40 *
April 30, 2011	20.32	(.15)	4.74	4.59	(.28)	(.24)	(.52)	—	24.39	23.04	54,645	2.12	2.10	(.70)	117
April 30, 2010†	15.00	.32	5.71	6.03	(.22)	(.49)	(.71)	—	20.32	40.79 *	11,497	2.13 *[f]	2.11 *[f]	1.72 *[f]	84 *

Class M
October 31, 2011**	$24.45	(.05)	(1.61)	(1.66)	—	—	—	—	$22.79	(6.79) *	$1,468	.92 *	.91 *	(.20) *	40 *
April 30, 2011	20.36	(.08)	4.74	4.66	(.33)	(.24)	(.57)	—	24.45	23.37	1,307	1.87	1.85	(.36)	117
April 30, 2010†	15.00	.35	5.73	6.08	(.23)	(.49)	(.72)	—	20.36	41.13 *	300	1.89 *[f]	1.87 *[f]	1.88 *[f]	84 *

Class R
October 31, 2011**	$24.51	(.01)	(1.61)	(1.62)	—	—	—	—	$22.89	(6.61) *	$342	.80 *	.79 *	(.05) *	40 *
April 30, 2011	20.40	(.05)	4.77	4.72	(.37)	(.24)	(.61)	—	24.51	23.68	144	1.62	1.60	(.25)	117
April 30, 2010†	15.00	.45	5.67	6.12	(.23)	(.49)	(.72)	—	20.40	41.46 *	14	1.65 *[f]	1.63 *[f]	2.57 *[f]	84 *

Class Y
October 31, 2011**	$24.55	.04	(1.61)	(1.57)	—	—	—	—	$22.98	(6.40) *	$295,537	.55 *	.54 *	.18 *	40 *
April 30, 2011	20.42	.07	4.76	4.83	(.46)	(.24)	(.70)	—	24.55	24.26	223,941	1.12	1.10	.32	117
April 30, 2010†	15.00	.49	5.73	6.22	(.31)	(.49)	(.80)	—	20.42	42.16 *	76,712	1.18 *[f]	1.16 *[f]	2.61 *[f]	84 *

* Not annualized.

** Unaudited.

† For the period May 18, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Includes dividend and interest expense in connection with securities sold short, which amounted to the following amounts as a percentage of average net assets (Note 1):

Percentage of
average net assets

October 31, 2011	0.01%

April 30, 2011	0.02

April 30, 2010	0.02

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount:

Percentage of
average net assets

April 30, 2010	0.29%

The accompanying notes are an integral part of these financial statements.

32	33

Notes to financial statements 10/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Capital Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return by investing in a portfolio mainly consisting of equity and fixed-income securities, including floating and fixed rate bank loans and both growth and value stocks, of leveraged small and midsize U.S.–based companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. These companies employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and their fixed-income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). The fund may also invest in fixed-income securities of other issuers, in companies of any size and in companies that are not leveraged. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from May 1, 2011 through October 31, 2011.

A) Security valuation Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

F) Futures contracts The fund uses futures contracts to hedge interest rate risk and to equitize cash. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 40 on futures contracts for the reporting period.

G) Short sale of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the market value of the securities sold short. The fund will also post collateral representing an additional 2%–5% of the market value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. All collateral is marked-to-market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. The fund is subject to risk of loss if the lender of the security were to fail to perform its obligations under the contract. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio.

H) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $25,322,688 and the fund received cash collateral of $26,662,950.

I) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

J) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $657,431,298, resulting in gross unrealized appreciation and depreciation of $52,090,276 and $41,232,101, respectively, or net unrealized appreciation of $10,858,175.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

M) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion,
0.645%	of any excess thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (June 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of a 50/50 blend (balanced daily) of the S&P 500 Index and JPMorgan Developed High Yield Index over the performance period. The maximum annualized performance adjustment rate is +/– 0.32%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.37% of the fund’s average net assets before an increase of $186,128 (0.03% of the fund’s average net assets) based on performance.

Putnam Management had agreed to limit its compensation (and, to the extent necessary, bear other expenses) through August 30, 2011, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, expense offset and brokerage/service arrangements and payments under the fund’s investment management and distribution plans) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $725 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $436, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $154,323 and $1,377 from the sale of class A and class M shares, respectively, and received $2,246 and $7,873 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $350,745,466 and $167,899,121, respectively. These figures include the cost of purchases to cover securities sold short and proceeds from sales of securities sold short of $11,534,348 and $13,097,484, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/11		Year ended 4/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	7,502,663	$174,801,932	5,545,391	$121,921,067

Shares issued in connection with
reinvestment of distributions	—	—	89,812	1,908,300

	7,502,663	174,801,932	5,635,203	123,829,367

Shares repurchased	(2,718,755)	(60,257,756)	(894,290)	(18,268,824)

Net increase	4,783,908	$114,544,176	4,740,913	$105,560,543

	Six months ended 10/31/11		Year ended 4/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	150,970	$3,561,760	104,578	$2,281,490

Shares issued in connection with
reinvestment of distributions	—	—	1,720	36,355

	150,970	3,561,760	106,298	2,317,845

Shares repurchased	(36,758)	(817,446)	(16,326)	(342,056)

Net increase	114,212	$2,744,314	89,972	$1,975,789

	Six months ended 10/31/11		Year ended 4/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	1,718,150	$40,808,011	1,786,347	$38,659,167

Shares issued in connection with
reinvestment of distributions	—	—	22,080	468,195

	1,718,150	40,808,011	1,808,427	39,127,362

Shares repurchased	(323,554)	(7,173,742)	(133,890)	(2,829,609)

Net increase	1,394,596	$33,634,269	1,674,537	$36,297,753

	Six months ended 10/31/11		Year ended 4/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	15,218	$359,165	60,162	$1,247,777

Shares issued in connection with
reinvestment of distributions	—	—	1,204	25,221

	15,218	359,165	61,366	1,272,998

Shares repurchased	(4,320)	(102,637)	(22,630)	(491,319)

Net increase	10,898	$256,528	38,736	$781,679

	Six months ended 10/31/11		Year ended 4/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	11,032	$262,546	5,114	$108,934

Shares issued in connection with
reinvestment of distributions	—	—	85	1,816

	11,032	262,546	5,199	110,750

Shares repurchased	(1,959)	(44,707)	(33)	(757)

Net increase	9,073	$217,839	5,166	$109,993

	Six months ended 10/31/11		Year ended 4/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	7,309,802	$172,568,240	8,653,922	$186,731,033

Shares issued in connection with
reinvestment of distributions	—	—	149,275	3,174,195

	7,309,802	172,568,240	8,803,197	189,905,228

Shares repurchased	(3,569,870)	(79,355,284)	(3,437,744)	(69,302,992)

Net increase	3,739,932	$93,212,956	5,365,453	$120,602,236

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares	Percentage of
	owned	ownership	Value

Class M	712	1.11%	$16,226

Class R	714	4.78	16,343

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Receivables, Net
assets — Unrealized
Interest rate	appreciation/
contracts	(depreciation)	$13,497*	Payables	$—

Total		$13,497		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Equity contracts	$64,641	$64,641

Interest rate contracts	(410,867)	$(410,867)

Total	$(346,226)	$(346,226)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Interest rate contracts	$44,320	$44,320

Total	$44,320	$44,320

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $21,978 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $307,894,880 and $315,371,799, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	John A. Hill	Mark C. Trenchard
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Robert T. Burns
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited
57–59 St James’s Street	Officers	James P. Pappas
London, England SW1A 1LD	Robert L. Reynolds	Vice President
President
Investment Sub-Advisor		Judith Cohen
The Putnam Advisory	Jonathan S. Horwitz	Vice President, Clerk and
Company, LLC	Executive Vice President,	Assistant Treasurer
One Post Office Square	Principal Executive
Boston, MA 02109	Officer, Treasurer and	Michael Higgins
	Compliance Liaison	Vice President, Senior Associate
Marketing Services		Treasurer and Assistant Clerk
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and	Nancy E. Florek
Boston, MA 02109	Principal Financial Officer	Vice President, Assistant Clerk,
Assistant Treasurer and
Custodian	Janet C. Smith	Proxy Manager
State Street Bank	Vice President, Assistant
and Trust Company	Treasurer and Principal	Susan G. Malloy
	Accounting Officer	Vice President and
Legal Counsel		Assistant Treasurer
Ropes & Gray LLP	Beth S. Mazor
Vice President
Trustees
Jameson A. Baxter, Chair	Robert R. Leveille
Ravi Akhoury	Vice President and
Barbara M. Baumann	Chief Compliance Officer
Charles B. Curtis
Robert J. Darretta

This report is for the information of shareholders of Putnam Capital Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA105
270987 12/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2011

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2012

Date of reporting period:	May 1, 2011 — October 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PYSAX

Putnam Equity Spectrum Fund

Semiannual report
10|31|11

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Equity Spectrum
Fund

Semiannual report
10 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Trustee approval of management contract	15

Financial statements	19

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Our focus on leveraged companies and the fund’s “non-diversified” status can increase the fund’s vulnerability to these factors. Our use of short selling may increase these risks.

Message from the Trustees

Dear Fellow Shareholder:

As we move toward the end of 2011, we have seen markets experience heightened levels of volatility because of global economic uncertainty. Following a solid October rebound, U.S. markets are holding on to modest gains.

Volatility will likely remain a dominant characteristic of the markets as the U.S. economy continues to battle high unemployment and a weak housing market, and Europe seeks a lasting resolution to its debt woes. While volatility is unsettling, long-term investors should understand that it has also created opportunities for active managers. Putnam’s team of investment professionals is working to identify attractive investments while also guarding against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Equity Spectrum Fund

A unique fund that targets companies fueled by leverage

Leveraged companies use debt as a tool to improve their business performance. Stocks of these companies can add a new dimension to most investment portfolios because they offer different performance characteristics than the broad stock market. Given the complexities of corporate leverage, investing in leveraged companies requires specialized analytical skills and experience.

"Today's opportunities in leveraged companies are among the best I've seen in my nearly 25 years analyzing securities in this area of the market."

David Glancy
Portfolio Manager
David Glancy's career has focused on investing in leveraged companies since 1987.

Leveraged companies can have different business characteristics

Capital-intensive: Companies that borrow money to build and maintain network infrastructure, such as telecommunications.

Rising stars: Early-stage growth companies that use borrowing to finance operations while they develop new products.

Fallen angels: Companies that had been in stronger capital positions but have become more heavily dependent on debt.

Special situations: Companies that use debt as part of a restructuring, or as part of a merger, acquisition, or privatization.

Since its inception on May 18, 2009, through October 31, 2011, Putnam Equity Spectrum Fund outperformed 98% (#3 out of 294) of its Lipper Mid-Cap Core Fund peers.*

Growth of a $10,000 investment (class A shares before sales charge)

The fund has delivered solid performance as leveraged companies have benefited from the economic recovery.

$17,675
$10,000
5/18/09
10/31/11
6/09
9/09
12/09
3/10
6/10
9/10
12/10
3/11
6/11
9/11

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Returns do not reflect a 5.75% sales charge. Had they, returns would be lower. Performance assumes reinvestment of distributions and does not account for taxes. Returns for other classes of shares may vary. See pages 10 and 11 for additional performance information. To obtain the most recent month-end performance, visit putnam.com.

**For the 1-year period ended 10/31/11, the fund ranked 7 out of 314 Lipper Mid-Cap Core Funds. Lipper rankings for class A shares are based on total return without sales charge relative to all share classes of funds with similar objectives as determined by Lipper. Past performance is not indicative of future results.*

2
3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager

David L. Glancy

The fund performed in line with its benchmark over the past six months. What were the chief drivers of performance?

Several of the fund’s largest positions did not perform well during the period under review. I attribute this underperformance to negative headlines and broad-based macroeconomic concerns, rather than issues with the fundamentals of the companies in question, which I consider strong and still supportive of my investment case.

How is the fund structured to handle the risk on/risk off vacillation of the markets?

The market’s flight to quality — away from stocks in general and, more particularly, away from stocks of leveraged companies in which the fund invests — implied strong headwinds for equity performance. Companies that performed well in this environment generally had to accomplish something quite notable, such as beating earnings estimates by substantial margins. Barring such extraordinary developments, stocks typically felt the downward pressure from macroeconomic uncertainty tied to European and U.S. debt issues and the renewed prospects for recession.

Despite the recent volatility, the fund is structured to take advantage of market fluctuations. The fund has the flexibility, for example, to keep a healthy reserve of cash on the sidelines. This enables the fund to take advantage of long-term opportunities when they arise, and relieves the fund of some of the pressure of short-term declines. If the investing environment is difficult in the near term, the fund’s structure can allow me to avoid having to quickly rearrange its composition, which is a critical advantage when markets are persistently volatile.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 13.

5

Did the cash position change during the period?

Generally, my preference is to keep the fund’s cash weightings at roughly 15% to 20% of the portfolio for several reasons. Having cash on hand enables me to act quickly when I find investment opportunities. Cash also acts as a natural diversifier, because the fund has a relatively concentrated portfolio. Furthermore, cash had been running higher than usual through August due to additions of investor capital, but I have since deployed some of that cash into equity positions.

Cash in the portfolio also serves to collateralize occasional short positions. In the wake of the market’s highly volatile performance through August, I closed out most of the fund’s short positions — a strategy that can help the fund profit from securities that I consider to be overvalued rather than undervalued. By the end of the period, these positions amounted to approximately 1% of the portfolio.

What were some of the highlights among stocks that contributed to performance?

Select Comfort, the custom mattress manufacturer, was the top contributor to the fund’s performance for the six-month period. The company has seen a significant pickup in demand for its specialty bedding products and has even taken market share from more traditional mattress makers. After 2008, this company was under pressure from multiple sides. Finding itself with too many shops and depressed consumer demand, the company filed for bankruptcy. We picked the stock up during its period of distress in the belief that the company would come through its difficulties, and it has indeed shown itself to be a solid performer.

Elan, a small biotechnology company, also contributed strong results during the period, as its stock was propelled higher on rumors of a possible takeover by a larger industry player.

Other positive contributors in the health-care sector — specifically, in pharmaceuticals — were Jazz Pharmaceuticals and Cubist Pharmaceuticals. Jazz, which produces

Allocations are represented as a percentage of portfolio market value. Data include exposure achieved through various derivative instruments, but exclude short-term investments held as collateral for loaned securities and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

6

neurological and psychiatric drugs, rose on news of its merger with Irish drug maker Azur Pharma, as well as on the strength of its product offering, including a drug that has proved highly efficient in the treatment of narcolepsy. The narcolepsy market has remained largely untapped, and Jazz’s foray into it with a successful drug that enjoys enormous pricing power gives the company both a leg up on potential competition for market share and superb profit potential.

Cubist, a mid-cap pharmaceutical company that focuses on drugs for treating infectious diseases, benefited from strong sales of its anti-bacterial drug, Cubicin. The company’s marketing partnership with Gilead Sciences, moreover, has led to strong sales of the same drug in Europe in the third calendar quarter, which helped boost the company’s stock price.

Which holdings held back performance?

EchoStar, which maintains a satellite fleet for telecommunications companies and designs and manufactures set-top boxes, suffered during the market’s broad-based flight to quality during the period. Nevertheless, the investment case for this company did not change, in my view. This is an underfollowed company that represents a valuable collection of business assets, including a sizeable amount of cash that, I believe, can enable the company to evolve its capabilities and impress the market going forward.

LyondellBasell Industries was the next-largest detractor from the fund’s results. This chemical and fuel products manufacturer came out of bankruptcy in 2010 and, following a top-to-bottom reorganization, was a strong performer for most of 2011. The company is a low-cost producer of ethylene, a gaseous organic compound with broad industrial applications, but it recently suffered in the wake of macroeconomic risk

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/11. Short-term holdings are excluded. Holdings will vary over time.

7

pointing toward the potential for lagging demand. In a market where demand for commodities has come under pressure, it is not all that surprising that a company such as LyondellBasell would endure some difficulty, but I maintained the position at the close of the period given my belief in the company’s ability to progress in its recovery.

Polycom, a video-conferencing equipment manufacturer, had good sales momentum and profitability, but narrowly missed a recent earnings estimate, and the company’s share price was consequently punished by the market. I believe, however, that the company is in the second phase of its growth relative to its product cycle. Over time, I expect more businesses will recognize the cost-saving applications of the products and technological capabilities of a company like Polycom, and thus I maintained the fund’s position at the close of the period.

What is your outlook for equity markets and leveraged companies?

The market declines of the recent period are in line with my expectations for an environment marked by macroeconomic turbulence. Looking forward, I believe we can expect continued volatility in the markets. The silver lining of this period of uncertainty is, I believe, that the fund is structured to take advantage of market fluctuations: As the stocks of what I consider good investments go down in price, they can present a compelling buying opportunity for the fund.

The general direction of the leveraged finance market has been upward for the better part of the past few years. In the most recent spate of volatility, however, leveraged companies have suffered. Most of the companies held in the portfolio have debt positions that cause the market to consider them more vulnerable to difficult economic conditions. However, I believe their assets, liquidity, earnings power, and longer-term, flexible debt structure give these companies the ability to outperform in the future — despite the difficult, volatile path that the markets have taken in response to negative headlines.

Thank you, David.

Allocations are represented as a percentage of the fund’s portfolio market value. Excludes short-term investments held as collateral for loaned securities. Holdings and allocations may vary over time.

8

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David L. Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

IN THE NEWS

The U.S. unemployment picture, dim for many months, showed a glimmer of hope in October. The Labor Department reported that the private sector added 104,000 jobs, which was offset by the reduction of 24,000 government positions for a net increase of 80,000 jobs. The nation’s unemployment rate fell to 9%, the lowest since April. The U.S. economy has regained 2.3 million of the nearly 8.8 million jobs lost during the Great Recession. Employment gains in the private sector were achieved across a number of industries, including health care, manufacturing, mining, and professional services.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	76.75%	66.54%	73.61%	70.61%	73.62%	73.62%	74.64%	68.57%	75.74%	77.89%
Annual average	26.15	23.13	25.23	24.35	25.24	25.24	25.54	23.74	25.86	26.48

1 year	14.77	8.19	13.99	8.99	13.95	12.95	14.26	10.24	14.53	15.09

6 months	–6.91	–12.26	–7.21	–11.85	–7.22	–8.14	–7.11	–10.37	–7.00	–6.77

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 10/31/11

		Lipper Mid-Cap Core Funds
	S&P 500 Index	category average*

Life of fund	44.79%	52.39%
Annual average	16.30	18.67

1 year	8.09	5.87

6 months	–7.11	–12.51

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 10/31/11, there were 328, 314, and 294 funds, respectively, in this Lipper category.

10

Fund price and distribution information For the six-month period ended 10/31/11

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/11	$27.37	$29.04	$27.03	$27.02	$27.16	$28.15	$27.28	$27.48

10/31/11	25.48	27.03	25.08	25.07	25.23	26.15	25.37	25.62

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	62.46%	53.07%	59.63%	56.63%	59.70%	59.70%	60.58%	55.00%	61.54%	63.45%
Annual average	22.77	19.72	21.86	20.89	21.88	21.88	22.17	20.35	22.47	23.08

1 year	10.02	3.68	9.25	4.25	9.25	8.25	9.50	5.69	9.81	10.32

6 months	–11.36	–16.45	–11.68	–16.10	–11.65	–12.53	–11.52	–14.61	–11.43	–11.20

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 4/30/11	1.58%	2.33%	2.33%	2.08%	1.83%	1.33%

Annualized expense ratio for the six-month period
ended 10/31/11*	1.56%	2.31%	2.31%	2.06%	1.81%	1.31%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes an increase of 0.15% from annualizing the performance fee adjustment for the six months ended 10/31/11.

11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2011, to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.57	$11.19	$11.19	$9.99	$8.78	$6.36

Ending value (after expenses)	$930.90	$927.90	$927.80	$928.90	$930.00	$932.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2011, use the following calculation method. To find the value of your investment on May 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.91	$11.69	$11.69	$10.43	$9.17	$6.65

Ending value (after expenses)	$1,017.29	$1,013.52	$1,013.52	$1,014.78	$1,016.04	$1,018.55

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U. S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2011, Putnam employees had approximately $325,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing

15

management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s new management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until June 2010, by which time your fund had twelve months of operations based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s

16

percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 4th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time. The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of

17

the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund, and your fund’s performance relative to its internal benchmark. Putnam Equity Spectrum Fund’s class A shares’ return net of fees and expenses was positive over the one-year period ended December 31, 2010, and exceeded the return of its internal benchmark over the one-year period. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

18

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

19

The fund’s portfolio 10/31/11 (Unaudited)

COMMON STOCKS (79.4%)*	Shares	Value

Aerospace and defense (4.2%)
L-3 Communications Holdings, Inc.	37,000	$2,507,860

Northrop Grumman Corp.	191,437	11,055,487

		13,563,347
Airlines (5.5%)
United Continental Holdings, Inc. † S	928,600	17,940,552

		17,940,552
Biotechnology (7.5%)
Biospecifics Technologies Corp. †	143,852	2,445,484

Cubist Pharmaceuticals, Inc. † S	575,731	21,768,389

		24,213,873
Chemicals (6.8%)
LyondellBasell Industries NV Class A (Netherlands)	381,200	12,526,232

OM Group, Inc. † S	83,300	2,408,203

W.R. Grace & Co. †	169,000	7,062,510

		21,996,945
Communications equipment (13.9%)
EchoStar Corp. Class A †	1,517,164	39,992,443

Polycom, Inc. †	313,800	5,187,114

		45,179,557
Diversified financial services (2.2%)
JPMorgan Chase & Co.	202,100	7,024,996

		7,024,996
Health-care equipment and supplies (3.0%)
OraSure Technologies, Inc. †	560,630	5,208,253

STAAR Surgical Co. †	490,934	4,418,406

		9,626,659
Health-care providers and services (1.6%)
Lincare Holdings, Inc.	223,600	5,265,780

		5,265,780
Hotels, restaurants, and leisure (3.4%)
AFC Enterprises †	396,905	5,441,568

Famous Dave’s of America, Inc. †	132,200	1,155,428

Isle of Capri Casinos, Inc. †	289,838	1,576,719

Lakes Entertainment, Inc. †	422,923	888,138

MTR Gaming Group, Inc. †	1,165,790	1,935,211

		10,997,064
Life sciences tools and services (1.7%)
Sequenom, Inc. † S	1,135,709	5,644,474

		5,644,474
Machinery (3.7%)
Parker Hannifin Corp.	95,100	7,755,405

Terex Corp. †	57,900	963,456

Westport Innovations, Inc. (Canada) † S	114,000	3,448,500

		12,167,361
Media (12.4%)
DISH Network Corp. Class A †	1,627,932	39,347,116

Rentrak Corp. †	71,500	976,690

		40,323,806

20

COMMON STOCKS (79.4%)* cont.	Shares	Value

Oil, gas, and consumable fuels (5.5%)
Chesapeake Energy Corp.	110,500	$3,107,260

Plains Exploration & Production Co. †	319,300	10,057,948

Rosetta Resources, Inc. † S	108,502	4,810,979

		17,976,187
Pharmaceuticals (4.4%)
Elan Corp. PLC ADR (Ireland) †	313,000	3,752,870

Jazz Pharmaceuticals, Inc. †	269,400	10,495,824

		14,248,694
Specialty retail (3.6%)
Select Comfort Corp. † S	560,744	11,646,653

		11,646,653
Total common stocks (cost $244,475,292)		$257,815,948

PREFERRED STOCKS (0.3%)*	Shares	Value

Strategic Hotels & Resorts Ser. A, $2.13 cum. pfd. † R	33,185	$852,191

Total preferred stocks (cost $797,767)		$852,191

SHORT-TERM INVESTMENTS (25.8%)*	Principal amount/shares	Value

U.S. Treasury Bills with effective yields ranging from
0.119% to 0.151%, May 3, 2012 ###	$20,000,000	$19,986,047

U.S. Treasury Bills with an effective yield of 0.135%,
April 5, 2012 ###	9,640,000	9,634,361

U.S. Treasury Bills with an effective yield of 0.095%,
December 1, 2011 ###	15,000,000	14,998,788

Putnam Cash Collateral Pool, LLC 0.18% [d]	20,481,400	20,481,400

Putnam Money Market Liquidity Fund 0.05% [e]	18,741,830	18,741,830

Total short-term investments (cost $83,842,426)		$83,842,426

TOTAL INVESTMENTS

Total investments (cost $329,115,485)		$342,510,565

Key to holding’s abbreviations

ADR	American Depository Receipts
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2011 through October 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $324,581,263.

† Non-income-producing security.

### This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

21

At the close of the reporting period, the fund maintained liquid assets totaling $3,038,868 to cover securities sold short.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

Securities sold short at 10/31/11

INVESTMENT COMPANIES (0.9%)*	Shares	Value

Consumer Discretionary Select Sector SPDR Fund	77,800	$3,038,868

Total securities sold short (proceeds $2,955,869)		$3,038,868

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$62,967,523	$—	$—

Energy	17,976,187	—	—

Financials	7,024,996	—	—

Health care	58,999,480	—	—

Industrials	43,671,260	—	—

Information technology	45,179,557	—	—

Materials	21,996,945	—	—

Total common stocks	257,815,948	—	—
Preferred stocks	852,191	—	—

Short-term investments	18,741,830	65,100,596	—

Totals by level	$277,409,969	$65,100,596	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Securities sold short	$(3,038,868)	$—	$—

Totals by level	$(3,038,868)	$—	$—

The accompanying notes are an integral part of these financial statements.

22

Statement of assets and liabilities 10/31/11 (Unaudited)

ASSETS

Investment in securities, at value, including $19,362,899 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $289,892,255)	$303,287,335
Affiliated issuers (identified cost $39,223,230) (Notes 1 and 6)	39,223,230

Cash	24,119

Interest and other receivables	3,354

Receivable for shares of the fund sold	4,038,674

Receivable for investments sold	1,184,668

Receivable for short sales margin (Note 1)	47,458

Collateral on short sales (Note 1)	3,112,000

Total assets	350,920,838

LIABILITIES

Payable for investments purchased	1,129,460

Payable for shares of the fund repurchased	1,131,232

Payable for compensation of Manager (Note 2)	239,395

Payable for investor servicing fees (Note 2)	93,909

Payable for custodian fees (Note 2)	4,007

Payable for Trustee compensation and expenses (Note 2)	4,058

Payable for administrative services (Note 2)	1,183

Payable for distribution fees (Note 2)	51,441

Payable for short sales loan financing (Note 1)	76,244

Interest payable for short sales (Note 1)	24,562

Securities sold short, at value (proceeds receivable $2,955,869) (Note 1)	3,038,868

Collateral on securities loaned, at value (Note 1)	20,481,400

Other accrued expenses	63,816

Total liabilities	26,339,575

Net assets	$324,581,263

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$299,248,654

Accumulated net investment loss (Note 1)	(1,678,748)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	13,699,276

Net unrealized appreciation of investments	13,312,081

Total — Representing net assets applicable to capital shares outstanding	$324,581,263

(Continued on next page)

23

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($145,422,738 divided by 5,706,539 shares)	$25.48

Offering price per class A share (100/94.25 of $25.48)*	$27.03

Net asset value and offering price per class B share ($4,570,014 divided by 182,241 shares)**	$25.08

Net asset value and offering price per class C share ($23,080,215 divided by 920,675 shares)**	$25.07

Net asset value and redemption price per class M share ($671,150 divided by 26,605 shares)	$25.23

Offering price per class M share (100/96.50 of $25.23)*	$26.15

Net asset value, offering price and redemption price per class R share
($285,376 divided by 11,250 shares)	$25.37

Net asset value, offering price and redemption price per class Y share
($150,551,770 divided by 5,876,692 shares)	$25.62

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24

Statement of operations Six months ended 10/31/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $17,154)	$588,314

Interest (including interest income of $9,533 from investments in affiliated issuers) (Note 6)	33,068

Securities lending (Note 1)	36,579

Total investment income	657,961

EXPENSES

Compensation of Manager (Note 2)	1,373,333

Investor servicing fees (Note 2)	517,978

Custodian fees (Note 2)	6,677

Trustee compensation and expenses (Note 2)	8,898

Administrative services (Note 2)	3,921

Dividend expense for short sales (Note 1)	21,510

Interest expense for short sales (Note 1)	28,422

Distribution fees — Class A (Note 2)	168,249

Distribution fees — Class B (Note 2)	22,242

Distribution fees — Class C (Note 2)	101,533

Distribution fees — Class M (Note 2)	2,250

Distribution fees — Class R (Note 2)	684

Other	81,104

Total expenses	2,336,801

Expense reduction (Note 2)	(92)

Net expenses	2,336,709

Net investment loss	(1,678,748)

Net realized gain on investments (Notes 1 and 3)	7,334,423

Net realized gain on futures contracts (Note 1)	38,616

Net realized gain on foreign currency transactions (Note 1)	4

Net realized loss on short sales (Note 1)	(150,592)

Net unrealized depreciation of investments and short sales during the period	(32,113,893)

Net loss on investments	(24,891,442)

Net decrease in net assets resulting from operations	$(26,570,190)

The accompanying notes are an integral part of these financial statements.

25

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended	Year ended
	10/31/11*	4/30/10

Operations:
Net investment loss	$(1,678,748)	$(1,800,121)

Net realized gain on investments
and foreign currency transactions	7,222,451	8,600,206

Net unrealized appreciation (depreciation) of investments	(32,113,893)	37,207,119

Net increase (decrease) in net assets resulting from operations	(26,570,190)	44,007,204

Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments
Class A	—	(350,115)

Class B	—	(11,413)

Class C	—	(49,040)

Class M	—	(1,651)

Class R	—	(1,035)

Class Y	—	(407,051)

From net realized long-term gain on investments
Class A	—	(130,912)

Class B	—	(4,267)

Class C	—	(18,337)

Class M	—	(617)

Class R	—	(387)

Class Y	—	(152,203)

Redemption fees (Note 1)	42,607	25,436

Increase from capital share transactions (Note 4)	87,692,488	163,239,903

Total increase in net assets	61,164,905	206,145,515

NET ASSETS

Beginning of period	263,416,358	57,270,843

End of period (including accumulated net investment loss of
$1,678,748 and $—, respectively)	$324,581,263	$263,416,358

*Unaudited

The accompanying notes are an integral part of these financial statements.

26

This page left blank intentionally.

27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average
													net assets	Ratio
	Net asset		Net realized									Ratio	excluding	of net investment
	value,		and unrealized	Total from	From	From				Total return	Net assets,	of expenses	interest and	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Net asset value,	at net asset	end of period	to average	dividend	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [c]	(in thousands)	net assets (%) [e,f]	expense (%) [e]	net assets (%)	turnover (%)

Class A
October 31, 2011**	$27.37	(.15)	(1.74)	(1.89)	—	—	—	— [b]	$25.48	(6.91)*	$145,423	.78*	.76*	(.57)*	40*
April 30, 2011	22.69	(.30)	5.14	4.84	—	(.16)	(.16)	— [b]	27.37	21.43	116,216	1.57	1.55	(1.29)	107
April 30, 2010†	15.00	(.07) [g]	8.42	8.35	(.05)	(.61)	(.66)	— [b]	22.69	56.35*	35,607	1.45*[d]	1.40*[d]	(.36)*[d,g]	82*

Class B
October 31, 2011**	$27.03	(.24)	(1.72)	(1.96)	—	—	—	.01	$25.08	(7.21)*	$4,570	1.16*	1.14*	(.95)*	40*
April 30, 2011	22.57	(.48)	5.10	4.62	—	(.16)	(.16)	— [b]	27.03	20.57	4,095	2.32	2.30	(2.04)	107
April 30, 2010†	15.00	(.20) [g]	8.38	8.18	—	(.61)	(.61)	— [b]	22.57	55.19*	897	2.17*[d]	2.12*[d]	(1.05)*[d,g]	82*

Class C
October 31, 2011**	$27.02	(.24)	(1.71)	(1.95)	—	—	—	— [b]	$25.07	(7.22)*	$23,080	1.16*	1.14*	(.95)*	40*
April 30, 2011	22.57	(.48)	5.09	4.61	—	(.16)	(.16)	— [b]	27.02	20.53	16,615	2.32	2.30	(2.04)	107
April 30, 2010†	15.00	(.26) [g]	8.45	8.19	(.01)	(.61)	(.62)	— [b]	22.57	55.25*	3,094	2.17*[d]	2.12*[d]	(1.29)*[d,g]	82*

Class M
October 31, 2011**	$27.16	(.21)	(1.72)	(1.93)	—	—	—	— [b]	$25.23	(7.11)*	$671	1.03*	1.01*	(.82)*	40*
April 30, 2011	22.63	(.42)	5.11	4.69	—	(.16)	(.16)	— [b]	27.16	20.83	544	2.07	2.05	(1.79)	107
April 30, 2010†	15.00	(.23) [g]	8.47	8.24	—	(.61)	(.61)	— [b]	22.63	55.59*	215	1.93*[d]	1.88*[d]	(1.14)*[d,g]	82*

Class R
October 31, 2011**	$27.28	(.18)	(1.73)	(1.91)	—	—	—	— [b]	$25.37	(7.00)*	$285	.91*	.89*	(.70)*	40*
April 30, 2011	22.66	(.36)	5.14	4.78	—	(.16)	(.16)	— [b]	27.28	21.20	259	1.82	1.80	(1.54)	107
April 30, 2010†	15.00	(.20) [g]	8.49	8.29	(.02)	(.61)	(.63)	— [b]	22.66	55.92*	85	1.69*[d]	1.64*[d]	(1.02)*[d,g]	82*

Class Y
October 31, 2011**	$27.48	(.12)	(1.74)	(1.86)	—	—	—	— [b]	$25.62	(6.77)*	$150,552	.66*	.64*	(.45)*	40*
April 30, 2011	22.72	(.25)	5.17	4.92	—	(.16)	(.16)	— [b]	27.48	21.76	125,687	1.32	1.30	(1.04)	107
April 30, 2010†	15.00	(.04) [g]	8.44	8.40	(.07)	(.61)	(.68)	— [b]	22.72	56.71*	17,373	1.21*[d]	1.16*[d]	(.22)*[d,g]	82*

The accompanying notes are an integral part of these financial statements.

28	29

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period May 18, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.91% of average net assets for the period ended April 30, 2010.

e Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

f Includes dividend and interest expense in connection with securities sold short, which amounted to the following amounts (Note 1):

Percentage of
average net assets

October 31, 2011	0.02%

April 30, 2011	0.02

April 30, 2010	0.05

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.15	0.77%

Class B	0.15	0.80

Class C	0.11	0.56

Class M	0.09	0.45

Class R	0.06	0.31

Class Y	0.14	0.68

The accompanying notes are an integral part of these financial statements.

30

Notes to financial statements 10/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Equity Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing in a portfolio mainly consisting of equity securities of leveraged small and midsize U.S. companies, including both growth and value stocks, that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from May 1, 2011 through October 31, 2011.

A) Security valuation Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

31

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Futures contracts The fund uses futures contracts to equitize cash. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at

32

period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of futures contracts was minimal.

E) Short sale of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the market value of the securities sold short. The fund will also post collateral representing an additional 2%–5% of the market value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. All collateral is marked-to-market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. The fund is subject to risk of loss if the lender of the security were to fail to perform its obligations under the contract. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $19,362,899 and the fund received cash collateral of $20,481,400.

G) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

33

The aggregate identified cost on a tax basis is $329,115,485, resulting in gross unrealized appreciation and depreciation of $33,523,837 and $20,128,757, respectively, or net unrealized appreciation of $13,395,080.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion,
0.645%	of any excess thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (June 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P 500 Index over the performance period. The maximum annualized performance adjustment rate is +/–0.40%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.37% of the fund’s average net assets before an increase of $226,547 (0.07% of the fund’s average net assets) based on performance.

Putnam Management had agreed to limit its compensation (and, to the extent necessary, bear other expenses) through August 30, 2011, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, expense offset and brokerage/service arrangements and payments under the

34

fund’s investment management and distribution plans) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $92 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $235, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

35

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $34,413 and $701 from the sale of class A and class M shares, respectively, and received $3,140 and $2,345 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $169,174,733 and $97,770,588, respectively. These figures include the cost of purchases to cover securities sold short and proceeds from sales of securities sold short of $7,143,858 and $7,802,236, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Six months ended 10/31/11		Year ended 4/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	2,932,397	$77,245,800	3,718,437	$86,226,298

Shares issued in connection with
reinvestment of distributions	—	—	17,730	418,078

	2,932,397	77,245,800	3,736,167	86,644,376

Shares repurchased	(1,471,723)	(36,406,040)	(1,059,909)	(23,947,958)

Net increase	1,460,674	$40,839,760	2,676,258	$62,696,418

	Six months ended 10/31/11		Year ended 4/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	74,554	$1,956,562	124,511	$2,870,144

Shares issued in connection with
reinvestment of distributions	—	—	638	14,884

	74,554	1,956,562	125,149	2,885,028

Shares repurchased	(43,797)	(1,092,868)	(13,398)	(298,351)

Net increase	30,757	$863,694	111,751	$2,586,677

	Six months ended 10/31/11		Year ended 4/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	440,543	$11,461,106	548,522	$12,541,611

Shares issued in connection with
reinvestment of distributions	—	—	2,190	51,108

	440,543	11,461,106	550,712	12,592,719

Shares repurchased	(134,724)	(3,315,897)	(72,952)	(1,660,088)

Net increase	305,819	$8,145,209	477,760	$10,932,631

36

	Six months ended 10/31/11		Year ended 4/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	9,441	$247,947	12,911	$302,568

Shares issued in connection with
reinvestment of distributions	—	—	97	2,268

	9,441	247,947	13,008	304,836

Shares repurchased	(2,866)	(71,956)	(2,497)	(55,718)

Net increase	6,575	$175,991	10,511	$249,118

	Six months ended 10/31/11		Year ended 4/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	2,070	$54,343	9,435	$218,206

Shares issued in connection with
reinvestment of distributions	—	—	60	1,422

	2,070	54,343	9,495	219,628

Shares repurchased	(321)	(8,258)	(3,723)	(91,082)

Net increase	1,749	$46,085	5,772	$128,546

	Six months ended 10/31/11		Year ended 4/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,527,078	$94,182,140	5,525,754	$127,985,713

Shares issued in connection with
reinvestment of distributions	—	—	19,480	460,701

	3,527,078	94,182,140	5,545,234	128,446,414

Shares repurchased	(2,224,657)	(56,560,391)	(1,735,731)	(41,799,901)

Net increase	1,302,421	$37,621,749	3,809,503	$86,646,513

At the close of the reporting period, Putnam Investments, LLC owned 692 class M shares of the fund (2.6% of class M shares outstanding), valued at $17,459.

Note 5: Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Equity contracts	$38,616	$38,616

Total	$38,616	$38,616

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $9,533 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $145,056,608 and $179,778,208, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

37

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

38

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

39

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Prior to June 16, 2011, this fund was known as
Dynamic Asset Allocation	Putnam RetirementReady Maturity Fund.
Conservative Fund
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.
Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.

Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

40

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Robert R. Leveille
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	John A. Hill	Chief Compliance Officer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Kenneth R. Leibler	Mark C. Trenchard
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	BSA Compliance Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	Robert T. Burns
London, England SW1A 1LD		Vice President and
	Officers	Chief Legal Officer
Investment Sub-Advisor	Robert L. Reynolds
The Putnam Advisory	President	James P. Pappas
Company, LLC		Vice President
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Judith Cohen
	Principal Executive	Vice President, Clerk and
Marketing Services	Officer, Treasurer and	Assistant Treasurer
Putnam Retail Management	Compliance Liaison
One Post Office Square		Michael Higgins
Boston, MA 02109	Steven D. Krichmar	Vice President, Senior Associate
	Vice President and	Treasurer and Assistant Clerk
Custodian	Principal Financial Officer
State Street Bank		Nancy E. Florek
and Trust Company	Janet C. Smith	Vice President, Assistant Clerk,
	Vice President, Assistant	Assistant Treasurer and
Legal Counsel	Treasurer and Principal	Proxy Manager
Ropes & Gray LLP	Accounting Officer
Susan G. Malloy
Trustees	Beth S. Mazor	Vice President and
Jameson A. Baxter, Chair	Vice President	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann

This report is for the information of shareholders of Putnam Equity Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA106
270991 12/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2011

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2012

Date of reporting period:	May 1, 2011 — October 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PMYAX

Putnam Multi-Cap Core Fund

Semiannual report
10|31|11

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Multi-Cap Core
Fund

Semiannual report
10 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Trustee approval of management contract	15

Financial statements	19

Message from the Trustees

Dear Fellow Shareholder:

As we move toward the end of 2011, we have seen markets experience heightened levels of volatility because of global economic uncertainty. Following a solid October rebound, U.S. markets are holding on to modest gains.

Volatility will likely remain a dominant characteristic of the markets as the U.S. economy continues to battle high unemployment and a weak housing market, and Europe seeks a lasting resolution to its debt woes. While volatility is unsettling, long-term investors should understand that it has also created opportunities for active managers. Putnam’s team of investment professionals is working to identify attractive investments while also guarding against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking opportunities across a wide range of stocks

No matter what the stock market is doing from year to year, there are always investment opportunities for those who know how to find them. Sometimes they are in small, fast-growing companies. Sometimes they are in older, large companies whose stocks are undervalued.

Of course, it is impossible to predict which type of company will lead the market at any given time. That is why, for investors looking to capture gains with less volatility, a time-tested strategy is to target the widest possible range of stocks. This is the approach of Putnam Multi-Cap Core Fund, which has the flexibility to invest in growth and value stocks of small, midsize, and large companies.

The fund’s manager is an experienced stock investor who can seek opportunities across the entire universe of publicly traded U.S. companies. He can invest in growth stocks, which offer above-average growth potential, as well as value stocks, which are attractively priced in relation to the company’s earnings and growth potential.

The manager’s “go anywhere” approach is backed by a disciplined investment process and a strong research team. Putnam’s in-house research organization is made up of dedicated stock analysts who strive to out-gather and out-analyze the competition by generating independent research. They visit regularly with company managements, talk to private companies and consultants, and attend trade shows, seeking information that hasn’t already factored into stock prices.

While the behavior of the stock market can be unpredictable, a flexible, but disciplined investment approach may be the best way to seek opportunities.

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Multi-cap investing at Putnam

Putnam’s suite of multi-cap equity funds is designed to provide a streamlined approach to investing across the broad universe of U.S. stocks. Each fund invests with a specific style and has the flexibility to invest in companies of all sizes.

The fund managers can select stocks from across their style universe, regardless of company size. The managers can own stocks throughout a company’s entire growth cycle, without capitalization restraints that might force them to sell holdings that get too large, or that would prevent them from taking advantage of certain attractively priced stocks.

Supported by a strong research team, the managers use their stock-picking expertise to identify opportunities and manage risk.

Putnam Multi-Cap Growth Fund targets stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund targets companies whose stocks are priced below their long-term potential, and where there may be a catalyst for positive change.

Putnam Multi-Cap Core Fund uses a blend strategy, investing in both growth stocks and value stocks, seeking capital appreciation for investors.

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager

Gerard P. Sullivan

Jerry, what can you tell us about conditions during this turbulent six-month period for the stock market?

For the period, the Russell 3000 Index — the fund’s benchmark and a measure of 3,000 U.S. company stocks — declined more than 8%. However, that return alone does not reflect the amount of volatility endured by investors during this time. The period began in May, on the heels of a series of events that rattled investors’ nerves, including a tragic earthquake, tsunami, and nuclear crisis in Japan; civil unrest in the Middle East and North Africa; spiking oil prices; and political turmoil in Europe stemming from ongoing sovereign debt issues.

The market remained unsettled, with stocks delivering losses for the next four months. The S&P 500 Index, another common measure of stock performance, saw its longest losing streak since 2008. Worsening sovereign credit woes in Europe and a generally dismal outlook for global economic growth led to sharp declines across world stock markets. Debt issues in the United States added to the pressure as lawmakers struggled to reach an agreement over the federal debt ceiling, and in August, Standard & Poor’s unprecedented downgrade of U.S. sovereign debt to AA+ from AAA sent stocks plunging again. However, in the final month of the period, we saw a recovery that was just as dramatic as the declines of previous months. In October, the broad U.S. stock market delivered its best one-month gain since December 1991.

How did you manage the fund through this volatility?

While the market swings can be unsettling, I focus on maintaining a disciplined investment strategy, seeking long-term opportunities while also managing risk. We

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 13.

5

carefully measure risk factors with every stock we consider for the portfolio. As part of our analysis, we determine what could go wrong with a company or business, and how far its stock price could decline as a result. Of course, we also consider the upside — the potential for each stock to appreciate. Our analysis of this upside/downside ratio is a critical part of our portfolio-construction process.

I also manage risk on a broader level by keeping the portfolio well diversified. I try to have investments in every sector of the market at all times, and I won’t neglect a sector simply because it may be out of favor at the moment. Being invested across sectors helps the fund capitalize on opportunities when stocks rebound quickly, and it also ensures that I am keeping a close eye on developments in every area of the market.

Another advantage is the fund’s multi-cap mandate, which allows me to invest in the widest possible range of U.S. stocks. Our portfolio can include both growth stocks and value stocks of small, midsize, and large companies. This provides me and my team of research analysts with a broad universe of investment opportunities.

What are some stocks that detracted from the fund’s performance during the period?

Among the top detractors were two small-company stocks of drug manufacturers, both of which declined on concerns about products in development. Shares of Pain Therapeutics plunged in June following the announcement that Remoxy — an oxycodone-based pain reliever designed to resist attempts at abuse — failed to gain FDA approval. By the close of the period, I had sold this stock from the portfolio. The stock of United Therapeutics, which specializes in treatments for pulmonary arterial hypertension, declined sharply in August after its latest drug failed a late-stage clinical trial.

Also dampening fund performance for the period was Camelot Information Systems, a

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6

holding company for information technology businesses in China. Its subsidiaries provide software, system support and maintenance, and IT consulting services, primarily for the financial industry. I added this stock to the portfolio based on its attractively low price and the growth potential for IT services in China. I believe Camelot’s stock decline was largely based on investor reaction to a fraud investigation into one of its competitors, Longtop Financial Technologies. The issues surrounding Longtop cast a cloud on the entire industry, but I believe Camelot remains an attractive long-term opportunity, and I continued to hold it in the portfolio at the close of the period.

Kofax, a small technology company that helps businesses manage documents and data, also detracted from the fund’s returns. Despite the stock’s recent underperformance — based in part on a disappointing earnings announcement in July — I continued to maintain a position in the company, which specializes in converting documents into digital format and storing them in applications and archives. I also maintained the fund’s position in Huntsman, a chemical products company that has recently faced severe margin pressures. The company, which produces chemicals used for paint, has struggled as a result of the historic downturn in the housing market and rising prices for titanium ore. I believe Huntsman remains a fundamentally strong company that has effectively cut costs and is positioned to benefit when the housing situation improves.

Would you highlight some holdings that helped performance?

The top performer for the period was Zillow, a company that went public in July. We

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/11. Short-term holdings are excluded. Holdings will vary over time.

7

invested at the initial public offering [IPO], and the stock instantly soared. Zillow is web-based real-estate information business that provides a unique price-estimate service for home buyers, sellers, and renters. Although I still believe in the strength of the company’s business model, I sold the stock from the portfolio shortly after the IPO because it had reached my price target.

Spirit Airlines was another successful IPO investment, although it took more time for this decision to be rewarded. After the IPO in May, the stock price was essentially flat until October, when it began to perform well, as the company reported significant increases in passenger traffic. Spirit is a Florida-based airline that offers ultra-low fares for flights to and from South Florida, the Caribbean, and Latin America. In this economy, it is particularly appealing to consumers looking for an inexpensive way to visit family members. I continued adding it to the portfolio while its price remained low, which proved to be an effective strategy.

Another portfolio highlight was VF, an apparel manufacturer that has held up well during a time in which many retailers have been struggling. VF’s core strength is acquiring struggling brands and improving their profitability. VF’s brands include Wrangler, Nautica, and Timberland — which it just acquired in June. Shortly after the close of the period, I sold the fund’s position in this stock when it reached my price target.

We have also been pleased with the performance of Ameren, a utility holding company in the Midwest that has benefited from rate increases and lower expenses, and Oiltanking Partners, which provides storage equipment for crude oil on the Gulf Coast, where demand has been increasing.

As the fund enters the second half of its fiscal year, what is your outlook?

Despite the market’s dramatic recovery in October, investors still have plenty to be concerned about in today’s environment.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8

Financial markets around the world continue to grapple with debt issues — both government and personal debt — as well as growing signs of weakness across global economies.

Despite these concerns, I believe stocks continue to offer attractive opportunities for patient investors. It is certainly worth noting that, in my view, corporate America is in good shape. Many U.S. companies continue to post record profits and have record amounts of cash on their balance sheets. I believe these cash levels bode well for stocks because companies can use the money for stock buybacks and merger-and-acquisition activity, both potentially positive for stock prices.

Thank you, Jerry, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Gerard P. Sullivan has an M.B.A. from the Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

IN THE NEWS

The U.S. unemployment picture, dim for many months, showed a glimmer of hope in October. The Labor Department reported that the private sector added 104,000 jobs, which was offset by the reduction of 24,000 government positions for a net increase of 80,000 jobs. The nation’s unemployment rate fell to 9%, the lowest since April. The U.S. economy has regained 2.3 million of the nearly 8.8 million jobs lost during the Great Recession. Employment gains in the private sector were achieved across a number of industries, including health care, manufacturing, mining, and professional services.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	16.77%	10.06%	15.78%	11.78%	15.86%	15.86%	16.15%	12.11%	16.50%	17.13%
Annual average	15.10	9.09	14.22	10.63	14.29	14.29	14.55	10.93	14.86	15.43

1 year	10.06	3.70	9.23	4.23	9.31	8.30	9.47	5.68	9.81	10.29

6 months	–9.89	–15.09	–10.25	–14.73	–10.24	–11.13	–10.14	–13.28	–9.98	–9.80

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 10/31/11

		Lipper Multi-Cap Core Funds
	Russell 3000 Index	category average*

Life of fund	11.72%	8.78%
Annual average	10.58	7.94

1 year	7.90	4.77

6 months	–8.28	–10.33

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 10/31/11, there were 788, 780, and 772 funds, respectively, in this Lipper category.

10

Fund price and distribution information For the six-month period ended 10/31/11

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/11	$12.74	$13.52	$12.69	$12.70	$12.72	$13.18	$12.73	$12.76

10/31/11	11.48	12.18	11.39	11.40	11.43	11.84	11.46	11.51

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	3.55%	–2.41%	2.77%	–1.23%	2.86%	2.86%	3.04%	–0.54%	3.29%	3.80%
Annual average	3.49	–2.37	2.73	–1.21	2.81	2.81	2.99	–0.53	3.24	3.74

1 year	2.42	–3.50	1.65	–3.35	1.74	0.74	1.92	–1.68	2.16	2.67

6 months	–17.64	–22.35	–17.94	–22.04	–17.86	–18.68	–17.83	–20.72	–17.73	–17.54

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 4/30/11*	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

Total annual operating expenses for the fiscal year
ended 4/30/11	4.56%	5.31%	5.31%	5.06%	4.81%	4.31%

Annualized expense ratio for the six-month period
ended 10/31/11	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/12.

11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2011, to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.40	$9.97	$9.97	$8.78	$7.59	$5.21

Ending value (after expenses)	$901.10	$897.50	$897.60	$898.60	$900.20	$902.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2011, use the following calculation method. To find the value of your investment on May 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.80	$10.58	$10.58	$9.32	$8.06	$5.53

Ending value (after expenses)	$1,018.40	$1,014.63	$1,014.63	$1,015.89	$1,017.14	$1,019.66

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U. S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2011, Putnam employees had approximately $325,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes

15

in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. Most of these new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted. For your fund, which is relatively new, the Trustees approved its initial management contract on May 14, 2010.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

16

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam

17

Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund for the period measuring from its inception on September 24, 2010 through December 31, 2010, and your fund’s performance relative to its internal benchmark during this period. Your fund’s class A shares’ return net of fees and expenses was positive over the life-of-fund period ended December 31, 2010, and exceeded the return of its internal benchmark.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

18

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

19

The fund’s portfolio 10/31/11 (Unaudited)

COMMON STOCKS (97.3%)*	Shares	Value

Aerospace and defense (3.5%)
Embraer SA ADR (Brazil)	702	$19,530

General Dynamics Corp.	368	23,622

Honeywell International, Inc.	653	34,217

L-3 Communications Holdings, Inc.	379	25,689

Northrop Grumman Corp.	595	34,361

Precision Castparts Corp.	255	41,603

Safran SA (France)	556	18,096

United Technologies Corp.	420	32,752

		229,870
Air freight and logistics (0.3%)
United Parcel Service, Inc. Class B	276	19,386

		19,386
Airlines (0.8%)
Southwest Airlines Co.	1,848	15,800

Spirit Airlines, Inc. †	2,313	38,072

		53,872
Auto components (0.7%)
Autoliv, Inc. (Sweden)	461	26,632

Johnson Controls, Inc.	499	16,432

		43,064
Automobiles (0.4%)
Ford Motor Co. †	1,356	15,838

General Motors Co. †	483	12,486

		28,324
Beverages (3.0%)
Beam, Inc.	317	15,669

Coca-Cola Co. (The)	717	48,985

Coca-Cola Enterprises, Inc.	2,682	71,931

Constellation Brands, Inc. Class A †	759	15,347

Dr. Pepper Snapple Group, Inc.	418	15,654

PepsiCo, Inc.	405	25,495

		193,081
Biotechnology (1.5%)
Amgen, Inc.	446	25,542

Biogen Idec, Inc. †	264	30,719

Cubist Pharmaceuticals, Inc. †	677	25,597

United Therapeutics Corp. †	414	18,104

		99,962
Building products (0.4%)
Fortune Brands Home & Security, Inc. †	1,651	23,989

		23,989
Capital markets (2.6%)
Apollo Global Management, LLC. Class A	1,838	24,354

BlackRock, Inc.	197	31,085

Goldman Sachs Group, Inc. (The)	393	43,053

Morgan Stanley	1,835	32,369

State Street Corp.	896	36,189

		167,050

20

COMMON STOCKS (97.3%)* cont.	Shares	Value

Chemicals (3.0%)
Celanese Corp. Ser. A	799	$34,796

Dow Chemical Co. (The)	1,513	42,182

E.I. du Pont de Nemours & Co.	741	35,620

Huntsman Corp.	1,964	23,057

LyondellBasell Industries NV Class A (Netherlands)	966	31,743

Monsanto Co.	369	26,845

		194,243
Commercial banks (2.4%)
Bancorp, Inc. †	2,637	21,201

Fifth Third Bancorp	2,998	36,006

PNC Financial Services Group, Inc.	582	31,259

Wells Fargo & Co.	2,522	65,345

		153,811
Communications equipment (2.4%)
Cisco Systems, Inc.	2,082	38,579

Juniper Networks, Inc. †	1,355	33,157

Motorola Solutions, Inc.	280	13,135

Polycom, Inc. †	698	11,538

Qualcomm, Inc.	857	44,221

Sycamore Networks, Inc.	859	16,510

		157,140
Computers and peripherals (3.6%)
Apple, Inc. †	279	112,932

EMC Corp. †	1,614	39,559

Hewlett-Packard Co.	1,410	37,520

SanDisk Corp. †	919	46,566

		236,577
Construction and engineering (0.3%)
KBR, Inc.	703	19,621

		19,621
Consumer finance (2.1%)
Air Lease Corp. †	699	15,609

Capital One Financial Corp.	2,001	91,366

Discover Financial Services	1,287	30,322

		137,297
Diversified financial services (2.7%)
Bank of America Corp.	1,321	9,022

Citigroup, Inc.	1,125	35,539

CME Group, Inc.	142	39,130

JPMorgan Chase & Co.	2,006	69,729

Nasdaq OMX Group, Inc. (The) †	950	23,798

		177,218
Diversified telecommunication services (2.2%)
AT&T, Inc.	1,067	31,274

CenturyLink, Inc.	799	28,173

Iridium Communications, Inc. †	3,125	19,875

Verizon Communications, Inc.	1,755	64,900

		144,222

21

COMMON STOCKS (97.3%)* cont.	Shares	Value

Electric utilities (1.1%)
Edison International	687	$27,892

Entergy Corp.	603	41,710

		69,602
Electrical equipment (0.3%)
GrafTech International, Ltd. †	1,054	16,558

		16,558
Electronic equipment, instruments, and components (1.1%)
Corning, Inc.	821	11,732

Jabil Circuit, Inc.	1,292	26,564

KEMET Corp. †	1,291	11,903

TE Connectivity, Ltd. (Switzerland)	536	19,055

		69,254
Energy equipment and services (2.5%)
Baker Hughes, Inc.	853	49,465

National Oilwell Varco, Inc.	830	59,204

Schlumberger, Ltd.	774	56,866

		165,535
Food and staples retail (2.5%)
Chefs’ Warehouse, Inc. (The) †	2,834	40,498

CVS Caremark Corp.	646	23,450

Safeway, Inc.	1,109	21,481

Walgreen Co.	955	31,706

Wal-Mart Stores, Inc.	749	42,483

		159,618
Food products (0.5%)
H.J. Heinz Co.	592	31,636

		31,636
Health-care equipment and supplies (2.1%)
Baxter International, Inc.	919	50,527

Covidien PLC (Ireland)	602	28,318

Medtronic, Inc.	1,150	39,951

St. Jude Medical, Inc.	258	10,062

Zeltiq Aesthetics, Inc. †	439	6,256

		135,114
Health-care providers and services (2.9%)
Aetna, Inc.	1,497	59,521

AmerisourceBergen Corp.	387	15,790

CIGNA Corp.	655	29,043

Lincare Holdings, Inc.	1,326	31,227

McKesson Corp.	228	18,593

UnitedHealth Group, Inc.	336	16,125

WellPoint, Inc.	244	16,812

		187,111
Health-care technology (0.2%)
SXC Health Solutions Corp. (Canada) †	294	13,765

		13,765
Hotels, restaurants, and leisure (2.2%)
Carnival Corp.	614	21,619

Denny’s Corp. †	3,033	10,919

DineEquity, Inc. †	444	20,850

22

COMMON STOCKS (97.3%)* cont.	Shares	Value

Hotels, restaurants, and leisure cont.
McDonald’s Corp.	424	$39,368

Red Robin Gourmet Burgers, Inc. †	1,020	25,571

Wyndham Worldwide Corp.	642	21,616

		139,943
Household products (1.3%)
Colgate-Palmolive Co.	389	35,154

Procter & Gamble Co. (The)	784	50,168

		85,322
Independent power producers and energy traders (0.9%)
AES Corp. (The) †	2,602	29,194

Constellation Energy Group, Inc.	732	29,060

		58,254
Industrial conglomerates (2.6%)
General Electric Co.	6,267	104,722

Tyco International, Ltd.	1,354	61,675

		166,397
Insurance (3.0%)
ACE, Ltd.	440	31,746

Assurant, Inc.	366	14,106

Brown & Brown, Inc.	953	21,042

Hartford Financial Services Group, Inc. (The)	644	12,397

Hilltop Holdings, Inc. †	3,248	25,594

MetLife, Inc.	1,011	35,547

Prudential Financial, Inc.	466	25,257

RenaissanceRe Holdings, Ltd.	276	18,801

Transatlantic Holdings, Inc.	246	12,802

		197,292
Internet and catalog retail (0.9%)
Amazon.com, Inc. †	88	18,789

Priceline.com, Inc. †	78	39,602

		58,391
Internet software and services (1.0%)
Baidu, Inc. ADR (China) †	159	22,289

Google, Inc. Class A †	67	39,707

		61,996
IT services (3.0%)
Accenture PLC Class A	748	45,074

Alliance Data Systems Corp. †	276	28,273

Camelot Information Systems, Inc. ADS (China) †	1,833	5,976

IBM Corp.	442	81,606

Unisys Corp. †	403	10,474

Western Union Co. (The)	1,189	20,772

		192,175
Leisure equipment and products (0.3%)
Hasbro, Inc.	591	22,493

		22,493
Life sciences tools and services (0.9%)
Agilent Technologies, Inc. †	828	30,694

Bruker Corp. †	1,308	18,874

Thermo Fisher Scientific, Inc. †	160	8,043

		57,611

23

COMMON STOCKS (97.3%)* cont.	Shares	Value

Machinery (1.8%)
Caterpillar, Inc.	437	$41,279

CNH Global NV (Netherlands) †	397	14,760

Parker Hannifin Corp.	617	50,316

Timken Co.	253	10,656

		117,011
Media (4.0%)
CBS Corp. Class B	1,754	45,271

Comcast Corp. Class A	1,045	24,505

DIRECTV Class A †	556	25,276

Interpublic Group of Companies, Inc. (The)	3,986	37,787

McGraw-Hill Cos., Inc. (The)	460	19,550

News Corp. Class A	2,426	42,504

Omnicom Group, Inc.	301	13,388

Time Warner Cable, Inc.	276	17,578

Walt Disney Co. (The)	1,086	37,880

		263,739
Metals and mining (1.2%)
Cliffs Natural Resources, Inc.	328	22,376

Dia Bras Exploration, Inc. (Canada) †	7,352	15,121

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	952	38,328

		75,825
Multiline retail (0.4%)
Target Corp.	491	26,882

		26,882
Multi-utilities (0.7%)
Ameren Corp.	1,382	44,058

		44,058
Oil, gas, and consumable fuels (8.6%)
American Midstream Partners LP †	3,000	55,260

Apache Corp.	343	34,173

BPZ Resources, Inc. †	5,950	17,791

Chevron Corp.	862	90,553

EXCO Resources, Inc.	2,017	25,434

Exxon Mobil Corp.	884	69,032

Hess Corp.	301	18,831

Linn Energy, LLC (Units)	657	25,439

Marathon Oil Corp.	1,257	32,720

Noble Energy, Inc.	255	22,782

Occidental Petroleum Corp.	805	74,817

Oiltanking Partners LP (Units) †	660	17,952

SandRidge Permian Trust †	2,000	39,480

Scorpio Tankers, Inc. (Monaco) †	737	4,709

Tesoro Logistics LP (Units)	1,126	30,177

		559,150
Paper and forest products (0.4%)
International Paper Co.	998	27,645

		27,645
Personal products (0.5%)
Avon Products, Inc.	878	16,050

Estee Lauder Cos., Inc. (The) Class A	161	15,850

		31,900

24

COMMON STOCKS (97.3%)* cont.	Shares	Value

Pharmaceuticals (4.9%)
Abbott Laboratories	442	$23,811

Jazz Pharmaceuticals, Inc. †	580	22,597

Johnson & Johnson	1,105	71,151

Merck & Co., Inc.	1,888	65,136

Pfizer, Inc.	5,631	108,453

ViroPharma, Inc. †	1,528	30,927

		322,075
Professional services (0.3%)
Equifax, Inc.	603	21,195

		21,195
Real estate investment trusts (REITs) (0.9%)
CreXus Investment Corp.	2,694	25,755

CubeSmart	1,310	12,851

Weyerhaeuser Co.	1,066	19,167

		57,773
Road and rail (1.4%)
Avis Budget Group, Inc. †	919	12,958

CSX Corp.	1,065	23,654

Hertz Global Holdings, Inc. †	2,690	31,204

Union Pacific Corp.	243	24,196

		92,012
Semiconductors and semiconductor equipment (2.0%)
First Solar, Inc. †	77	3,832

Intel Corp.	1,672	41,031

Lam Research Corp. †	522	22,441

Novellus Systems, Inc. †	736	25,429

Texas Instruments, Inc.	1,289	39,611

		132,344
Software (3.5%)
Adobe Systems, Inc. †	1,548	45,527

CA, Inc.	690	14,945

Kofax PLC (United Kingdom) †	4,712	20,661

Microsoft Corp.	2,701	71,928

Oracle Corp.	2,200	72,094

		225,155
Specialty retail (2.4%)
ANN, Inc. †	1,209	32,208

Bed Bath & Beyond, Inc. †	344	21,273

Best Buy Co., Inc.	817	21,430

GNC Holdings, Inc. Class A †	1,090	26,978

Limited Brands, Inc.	604	25,797

Williams-Sonoma, Inc.	707	26,541

		154,227
Textiles, apparel, and luxury goods (1.3%)
Coach, Inc.	728	47,371

VF Corp.	278	38,425

		85,796
Thrifts and mortgage finance (0.3%)
United Financial Bancorp, Inc.	1,180	19,045

		19,045

25

COMMON STOCKS (97.3%)* cont.	Shares	Value

Tobacco (1.5%)
Lorillard, Inc.	187	$20,693

Philip Morris International, Inc.	1,090	76,158

		96,851

Total common stocks (cost $6,135,725)		$6,319,477

INVESTMENT COMPANIES (0.6%)*	Shares	Value

Semiconductor HOLDRs Trust	1,212	$38,469

Total investment companies (cost $36,222)		$38,469

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

PPL Corp. $4.375 cv. pfd.	311	$16,869

Unisys Corp. Ser. A, 6.25% cv. pfd.	61	4,766

Total convertible preferred stocks (cost $21,650)		$21,635

SHORT-TERM INVESTMENTS (1.8%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.05% [e]	119,907	$119,907

Total short-term investments (cost $119,907)		$119,907

TOTAL INVESTMENTS

Total investments (cost $6,313,504)		$6,499,488

Key to holding’s abbreviations

ADR	American Depository Receipts
ADS	American Depository Shares

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2011 through October 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $6,493,342.

† Non-income-producing security.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

ADR or ADS after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

26

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$822,859	$—	$—

Consumer staples	598,408	—	—

Energy	724,685	—	—

Financials	909,486	—	—

Health care	815,638	—	—

Industrials	741,815	18,096	—

Information technology	1,053,980	20,661	—

Materials	297,713	—	—

Telecommunication services	144,222	—	—

Utilities	171,914	—	—

Total common stocks	6,280,720	38,757	—

Convertible preferred stocks	—	21,635	—

Investment Companies	38,469	—	—

Short-term investments	119,907	—	—

Totals by level	$6,439,096	$60,392	$—

The accompanying notes are an integral part of these financial statements.

27

Statement of assets and liabilities 10/31/11 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $6,193,597)	$6,379,581
Affiliated issuers (identified cost $119,907) (Notes 1 and 6)	119,907

Dividends, interest and other receivables	6,356

Receivable for shares of the fund sold	42,224

Receivable for investments sold	35,458

Receivable from Manager (Note 2)	18,015

Total assets	6,601,541

LIABILITIES

Payable for investments purchased	70,845

Payable for shares of the fund repurchased	1,861

Payable for investor servicing fees (Note 2)	1,829

Payable for custodian fees (Note 2)	5,445

Payable for Trustee compensation and expenses (Note 2)	107

Payable for administrative services (Note 2)	24

Payable for distribution fees (Note 2)	1,218

Payable for auditing fees	19,667

Payable for reports to shareholder	6,638

Other accrued expenses	565

Total liabilities	108,199

Net assets	$6,493,342

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,977,120

Undistributed net investment income (Note 1)	29,627

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	300,613

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	185,982

Total — Representing net assets applicable to capital shares outstanding	$6,493,342

(Continued on next page)

28

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($4,580,555 divided by 398,876 shares)	$11.48

Offering price per class A share (100/94.25 of $11.48)*	$12.18

Net asset value and offering price per class B share ($98,375 divided by 8,634 shares)**	$11.39

Net asset value and offering price per class C share ($254,657 divided by 22,337 shares)**	$11.40

Net asset value and redemption price per class M share ($32,826 divided by 2,872 shares)	$11.43

Offering price per class M share (100/96.50 of $11.43)*	$11.84

Net asset value, offering price and redemption price per class R share
($11,649 divided by 1,017 shares) †	$11.46

Net asset value, offering price and redemption price per class Y share
($1,515,280 divided by 131,648 shares)	$11.51

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

29

Statement of operations Six months ended 10/31/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $204)	$66,709

Interest (including interest income of $55 from investments in affiliated issuers) (Note 6)	82

Securities lending (Note 1)	1,137

Total investment income	67,928

EXPENSES

Compensation of Manager (Note 2)	18,721

Investor servicing fees (Note 2)	10,940

Custodian fees (Note 2)	7,536

Trustee compensation and expenses (Note 2)	213

Administrative services (Note 2)	82

Distribution fees — Class A (Note 2)	5,976

Distribution fees — Class B (Note 2)	332

Distribution fees — Class C (Note 2)	1,257

Distribution fees — Class M (Note 2)	124

Distribution fees — Class R (Note 2)	29

Amortization of offering costs (Note 1)	48,634

Auditing	19,789

Reports to shareholders	8,126

Other	801

Fees waived and reimbursed by Manager (Note 2)	(78,484)

Total expenses	44,076

Expense reduction (Note 2)	—

Net expenses	44,076

Net investment income	23,852

Net realized loss on investments (Notes 1 and 3)	(36,090)

Net realized loss on foreign currency transactions (Note 1)	(21)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(14)

Net unrealized depreciation of investments during the period	(715,008)

Net loss on investments	(751,133)

Net decrease in net assets resulting from operations	$(727,281)

The accompanying notes are an integral part of these financial statements.

30

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS		For the period 9/24/10
	Six months ended	(commencement of
	10/31/11*	operations) to 4/30/11

Operations:
Net investment income	$23,852	$16,100

Net realized gain (loss) on investments
and foreign currency transactions	(36,111)	408,763

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(715,022)	901,004

Net increase (decrease) in net assets resulting from operations	(727,281)	1,325,867

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(7,492)

Class B	—	(31)

Class C	—	(67)

Class M	—	(11)

Class R	—	(16)

Class Y	—	(2,335)

Net realized short-term gain on investments

Class A	—	(56,532)

Class B	—	(341)

Class C	—	(850)

Class M	—	(166)

Class R	—	(166)

Class Y	—	(14,357)

Redemption fees (Note 1)	—	7

Increase (decrease) from capital share transactions (Note 4)	(238,663)	3,215,776

Total increase (decrease) in net assets	(965,944)	4,459,286

NET ASSETS

Beginning of period (Note 5)	7,459,286	3,000,000

End of period (including undistributed net investment income
of $29,627 and $5,775, respectively)	$6,493,342	$7,459,286

* Unaudited

The accompanying notes are an integral part of these financial statements.

31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%)*[b]	(in thousands)	(%)*[c,d]	net assets (%)*[d]	(%)*

Class A
October 31, 2011**	$12.74	.04	(1.30)	(1.26)	—	—	—	—	$11.48	(9.89)	$4,581.68		.35	49
April 30, 2011†	10.00	.03	2.90	2.93	(.02)	(.17)	(.19)	— [e]	12.74	29.59	5,406.80		.29	67

Class B
October 31, 2011**	$12.69	— [e]	(1.30)	(1.30)	—	—	—	—	$11.39	(10.25)	$98	1.05	(.03)	49
April 30, 2011†	10.00	(.02)	2.90	2.88	(.02)	(.17)	(.19)	— [e]	12.69	29.00	69	1.25	(.19)	67

Class C
October 31, 2011**	$12.70	— [e]	(1.30)	(1.30)	—	—	—	—	$11.40	(10.24)	$255	1.05	(.02)	49
April 30, 2011†	10.00	(.03)	2.91	2.88	(.01)	(.17)	(.18)	— [e]	12.70	29.08	274	1.25	(.22)	67

Class M
October 31, 2011**	$12.72	.01	(1.30)	(1.29)	—	—	—	—	$11.43	(10.14)	$33.93		.10	49
April 30, 2011†	10.00	(.01)	2.91	2.90	(.01)	(.17)	(.18)	— [e]	12.72	29.25	36	1.10	(.08)	67

Class R
October 31, 2011**	$12.73	.03	(1.30)	(1.27)	—	—	—	—	$11.46	(9.98)	$12.80		.23	49
April 30, 2011†	10.00	.02	2.90	2.92	(.02)	(.17)	(.19)	— [e]	12.73	29.41	13.95		.15	67

Class Y
October 31, 2011**	$12.76	.06	(1.31)	(1.25)	—	—	—	—	$11.51	(9.80)	$1,515.55		.48	49
April 30, 2011†	10.00	.05	2.91	2.96	(.03)	(.17)	(.20)	— [e]	12.76	29.85	1,662.65		.45	67

* Not annualized.

** Unaudited.

† For the period September 24, 2010 (commencement of operations) to April 30, 2011.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2011	1.19%

April 30, 2011	2.26

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

32	33

Notes to financial statements 10/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from May 1, 2011 through October 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

34

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

E) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or

35

paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

F) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax return for the prior periods remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $6,314,432, resulting in gross unrealized appreciation and depreciation of $534,145 and $349,089, respectively, or net unrealized appreciation of $185,056.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Offering costs The offering costs of $121,586 have been fully amortized on a straight-line basis over a twelvemonth period as of September 24, 2011. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion,
0.475%	of any excess thereafter.

36

Putnam Management has contractually agreed, through August 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $78,484 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $5, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $753 and $5 from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

37

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,243,455 and $3,402,495, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 9/24/10
			(commencement of operations)
	Six months ended 10/31/11		to 4/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	44,021	$531,250	126,823	$1,441,819

Shares issued in connection with
reinvestment of distributions	—	—	5,842	64,024

	44,021	531,250	132,665	1,505,843

Shares repurchased	(69,389)	(834,747)	(3,421)	(40,736)

Net increase (decrease)	(25,368)	$(303,497)	129,244	$1,465,107

			For the period 9/24/10
			(commencement of operations)
	Six months ended 10/31/11		to 4/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	3,719	$40,852	4,517	$52,290

Shares issued in connection with
reinvestment of distributions	—	—	34	372

	3,719	40,852	4,551	52,662

Shares repurchased	(515)	(6,080)	(121)	(1,423)

Net increase	3,204	$34,772	4,430	$51,239

			For the period 9/24/10
			(commencement of operations)
	Six months ended 10/31/11		to 4/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	2,305	$24,910	20,514	$237,280

Shares issued in connection with
reinvestment of distributions	—	—	84	917

	2,305	24,910	20,598	238,197

Shares repurchased	(1,566)	(16,772)	—	—

Net increase	739	$8,138	20,598	$238,197

38

			For the period 9/24/10
			(commencement of operations)
	Six months ended 10/31/11		to 4/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	78	$965	1,809	$21,654

Shares issued in connection with
reinvestment of distributions	—	—	16	177

	78	965	1,825	21,831

Shares repurchased	(24)	(270)	(7)	(90)

Net increase	54	$695	1,818	$21,741

			For the period 9/24/10
			(commencement of operations)
	Six months ended 10/31/11		to 4/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—*	$2

Shares issued in connection with
reinvestment of distributions	—	—	17	182

	—	—	17	184

Shares repurchased	—	—	—	—

Net increase	—	$—	17	$184

			For the period 9/24/10
			(commencement of operations)
	Six months ended 10/31/11		to 4/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	11,836	$141,805	146,331	$1,645,200

Shares issued in connection with
reinvestment of distributions	—	—	1,523	16,692

	11,836	141,805	147,854	1,661,892

Shares repurchased	(10,449)	(120,576)	(18,593)	(222,584)

Net increase	1,387	$21,229	129,261	$1,439,308

*Amount represents less than one rounded share.

At the close of the reporting period, Putnam Investments, LLC owned the following shares:

	Shares owned	Percentage of ownership	Value as of 10/31/11

Class A	252,269	63.2%	$2,896,048

Class B	1,017	11.8	11,584

Class C	1,016	4.5	11,582

Class M	1,016	35.4	11,613

Class R	1,017	100.0	11,649

Class Y	1,018	0.8	11,717

39

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on September 24, 2010. Prior to September 24, 2010, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$2,950,000	295,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $55 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $676,406 and $941,984, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

40

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Mark C. Trenchard
Putnam Investment	Robert E. Patterson	Vice President and
Management, LLC	George Putnam, III	BSA Compliance Officer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	W. Thomas Stephens	Robert T. Burns
Vice President and
Investment Sub-Manager	Officers	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	President	James P. Pappas
London, England SW1A 1LD		Vice President
Jonathan S. Horwitz
Marketing Services	Executive Vice President,	Judith Cohen
Putnam Retail Management	Principal Executive	Vice President, Clerk and
One Post Office Square	Officer, Treasurer and	Assistant Treasurer
Boston, MA 02109	Compliance Liaison
Michael Higgins
Custodian	Steven D. Krichmar	Vice President, Senior Associate
State Street Bank	Vice President and	Treasurer and Assistant Clerk
and Trust Company	Principal Financial Officer
Nancy E. Florek
Legal Counsel	Janet C. Smith	Vice President, Assistant Clerk,
Ropes & Gray LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
Jameson A. Baxter, Chair		Susan G. Malloy
Ravi Akhoury	Beth S. Mazor	Vice President and
Barbara M. Baumann	Vice President	Assistant Treasurer
Charles B. Curtis
Robert J. Darretta	Robert R. Leveille
John A. Hill	Vice President and
Paul L. Joskow	Chief Compliance Officer

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA115
270990 12/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2011